Exhibit 4.6.1

                                                                  CONFORMED COPY

                   AMENDED AND RESTATED MASTER ISSUER TRUST
                                     DEED

                              DATED 28 MARCH 2007

                           HOLMES MASTER ISSUER PLC
                             (as Master Issuer)

                                      and

                      THE BANK OF NEW YORK, LONDON BRANCH
                               (as Note Trustee)

                                 RELATING TO A

              RESIDENTIAL MORTGAGE-BACKED NOTE ISSUANCE PROGRAMME

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                                   CONTENTS

CLAUSE......................................................................PAGE

1.       Definitions...........................................................1
2.       Covenant to Repay and to Pay Interest on Master Issuer Notes..........3
3.       Form and Issue of Master Issuer Notes.................................7
4.       Replacement of Master Issuer Notes....................................9
5.       Register, Transfer and Exchange of Master Issuer Notes................9
6.       Fees, Duties and Taxes...............................................15
7.       Covenant of Compliance...............................................15
8.       Cancellation of Master Issuer Notes and Records......................16
9.       Enforcement..........................................................16
10.      Proceedings, Actions and Indemnification.............................17
11.      Discharge of Payment.................................................18
12.      Investment by Note Trustee...........................................18
13.      Partial Payments.....................................................19
14.      Covenants by the Master Issuer.......................................19
15.      Remuneration and Indemnification of the Note Trustee.................24
16.      Supplement to Trustee Acts...........................................26
17.      Note Trustee's Liability.............................................34
18.      Note Trustee Contracting with the Master Issuer......................34
19.      Waiver, Authorisation and Determination..............................35
20.      Entitlement to Treat Noteholder as Absolute Owner....................40
21.      Currency Indemnity...................................................40
22.      Eligibility and Disqualification; New Note Trustee...................41
23.      Note Trustee's Retirement and Removal................................42
24.      Note Trustee's Powers to be Additional...............................42
25.      Notices..............................................................42
26.      Rights of Third Parties..............................................43
27.      Certificates and Opinions............................................43
28.      Release of Collateral................................................44
29.      Governing Law........................................................45
30.      Counterparts.........................................................45
31.      Submission to Jurisdiction...........................................45
32.      Trust Indenture Act Prevails.........................................45

SCHEDULE

1.       Forms of Global Master Issuer Notes..................................46
2.       Form of Definitive Notes.............................................53
3.       Form of Transfer Certificates........................................58
4.       Terms and Conditions of the Master Issuer Notes......................61
5.       Provisions for Meetings of Noteholders...............................62

SIGNATORIES

Signatories...................................................................75

APPENDIX

1.       Servicing criteria to be addressed in Report on Assessment of
         Compliance...........................................................76

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THIS AMENDED AND RESTATED MASTER ISSUER TRUST DEED is made on 28 March 2007

BETWEEN:

(1) HOLMES MASTER ISSUER PLC (registered number 5953811) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER); and

(2) THE BANK OF NEW YORK, LONDON BRANCH a New York banking corporation whose London branch address is at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as NOTE TRUSTEE, which expression shall include such company and all other persons and companies for the time being acting as note trustee under this Deed).

WHEREAS:

(A) By a resolution of a duly authorised Board of Directors of the Master Issuer passed on 16 November 2006, the Master Issuer resolved to establish the Programme pursuant to which the Master Issuer may from time to time issue Notes as set out herein.

(B) In connection with the Programme, the Master Issuer and the Note Trustee entered into a Master Issuer Trust Deed on 28 November 2006 whereby the Note Trustee agreed to act as trustee for the benefit of the Noteholders upon and subject to the terms and conditions of that Deed.

(C) By a resolution of a duly authorised Board of Directors of the Master Issuer passed on 27 March 2007, the Master Issuer has resolved, and the Note Trustee has agreed, to amend and restate the Master Issuer Trust Deed dated 28 November 2006 on the terms set out herein.

NOW THIS MASTER ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.       DEFINITIONS

1.1 The Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (as the same may be amended, varied or supplemented from time to time in accordance with the terms thereof) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto, and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Further Amended and Restated Master Definitions and Construction Schedule and Clause 2 of the Amended and Restated Master Issuer Master Definitions and Construction Schedule. In the event of a conflict between the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule, the Amended and Restated Master Issuer Master Definitions Schedule shall prevail.

1.2      (a)     All references in these presents to principal and/or premium and/or interest in respect of the Master Issuer Notes or to any monies payable by the Master Issuer under these

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                 presents shall be deemed to include a reference to any
                 Additional Interest which may be payable under Condition 4.4 or, if applicable, under any undertaking or covenant given pursuant to sub-clause 2.2.

         (b) All references in these presents to [POUND], STERLING or POUNDS STERLING shall be construed as references to the lawful currency or currency unit for the time being of the United Kingdom of Great Britain and Northern Ireland. All references to [EURO], EUR, EURO or EURO shall be construed as references to the single currency introduced at the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Communities as amended from time to time. All references to $, U.S.$ or U.S. DOLLARS shall be construed as references to the lawful currency or currency unit for the time being of the United States of America.

         (c) All references in this Deed to these presents means this Deed, the schedules hereto, the Master Issuer Notes, the Conditions, any deed expressed to be supplemental hereto or thereto and the schedules (if any) and the Master Issuer Deed of Charge and the schedules thereto, all as from time to time supplemented or modified in accordance with the provisions contained in this Deed and/or where applicable, therein contained.

         (d) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

         (e) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

         (f) All references in these presents to taking proceedings against the Master Issuer shall be deemed to include references to proving in the winding up of the Master Issuer.

         (g) All references in these presents to DTC, Euroclear and Clearstream, Luxembourg, shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee or as may otherwise be specified in the applicable Final Terms.

         (h) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985.

         (i) Wherever in this Deed there is a requirement for the consent of, or a request or direction from, the Noteholders, then, for so long as any of the Master Issuer Notes is represented by a Global Master Issuer Note registered in the name of DTC or its nominee, DTC may mail an Omnibus Proxy to the Master Issuer in accordance with and in the form used by DTC as part of its usual procedures from time to time. Such Omnibus Proxy shall assign the right to give such consent or, as the case may be, make such request or direction to DTC's direct participants as of the record date specified therein and any such assignee participant may give the relevant consent or, as the case may be, make the relevant request or direction in accordance with this Deed.

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         (j)     Wherever this Deed refers to a provision of the Trust
                 Indenture Act, the provision shall be incorporated by reference in and made part of this Deed. All terms used in this Deed which are defined in the Trust Indenture Act by reference to another statute or defined by an SEC rule shall have the meanings assigned to them in the Trust Indenture Act.

2.       COVENANT TO REPAY AND TO PAY INTEREST ON MASTER ISSUER NOTES

2.1 The Master Issuer Notes will be issued in Series and Classes (or Sub-Classes). Each Series will comprise one or more Class A Master Issuer Notes and/or Class B Master Issuer Notes and/or Class M Master Issuer Notes and/or Class C Master Issuer Notes and/or Class D Master Issuer Notes issued on the relevant Closing Date.

         By not later than 5.00 p.m. (London time) on the second London Business Day preceding each proposed Closing Date, the Master Issuer shall deliver or cause to be delivered to the Note Trustee a copy of the applicable Final Terms and drafts of all legal opinions to be given in relation to the relevant Issue and shall notify the Note Trustee in writing without delay of the relevant Closing Date and the nominal amount of the Master Issuer Notes to be issued. Upon the issue and authentication of the relevant Master Issuer Notes, such Master Issuer Notes shall become constituted by these presents without further formality.

         Before the first issue of Master Issuer Notes occurring after each anniversary of this Master Issuer Trust Deed and on such other occasions as the Note Trustee so requests (on the basis that the Note Trustee considers it necessary in view of a change (or a proposed change which is reasonably likely to result in an actual change) in English law affecting the Master Issuer, these presents, the Programme Agreement or the Master Issuer Paying Agent and Agent Bank Agreement or the Note Trustee has other grounds), the Master Issuer will procure that (a) further legal opinion(s) (relating, if applicable, to any such change or proposed change) in such form and with such content as the Note Trustee may require from the legal advisers specified in the Programme Agreement or such other legal advisers as the Note Trustee may require is/are delivered to the Note Trustee. Whenever such a request is made with respect to any Master Issuer Notes to be issued, the receipt of such opinion in a form satisfactory to the Note Trustee shall be a further condition precedent to the issue of those Master Issuer Notes.

2.2 The Master Issuer covenants with the Note Trustee that it will, as and when the Master Issuer Notes of any Series and Class (or Sub-Class) or any instalment of principal in respect thereof becomes due to be redeemed, or on such earlier date as the same or any part thereof may become due and repayable thereunder, in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Note Trustee in the Specified Currency, in London, New York City or the Principal Financial Centre of the country of the relevant specified currency, as applicable, in immediately available funds the principal amount of such Series and Class (or Sub-Class) or the amount of such instalment becoming due for redemption on that date and (except in the case of Zero Coupon Notes) shall in the meantime and until redemption in full of such Series and Class (or Sub-Class) of the Master Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) unconditionally pay or procure to be paid to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of such Series and Class (or Sub-Class) of the Master Issuer Notes outstanding at the rates set out in or (as the case may be) calculated from time to time in accordance with Condition 4 and on the dates provided for in the Conditions PROVIDED
         THAT:

         (a) every payment of principal or interest in respect of the Master Issuer Notes to or to the account of the Principal Paying Agent, in the manner provided in the Master Issuer Paying Agent and Agent Bank Agreement, shall operate in satisfaction pro

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                 tanto of the relative covenant by the Master Issuer in
                 sub-clause 2.2 contained in relation to such Series and Class (or Sub-Class) of the Master Issuer Notes except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the relevant Noteholders;

         (b) in any case where payment of principal is not made to the Note Trustee or the Principal Paying Agent, as applicable, on or before the due date, interest shall continue to accrue on the principal amount of such Series and Class (or Sub-Class) of the Master Issuer Notes (except in the case of Zero Coupon Notes) (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made to the Noteholders in respect thereof as stated in a notice given to the Noteholders in accordance with Condition 14 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent, as applicable);

         (c) in any case where payment of the whole or any part of the principal amount of any Master Issuer Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on that principal amount of such Master Issuer Note (except in the case of any Zero Coupon Note) payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of such Master Issuer Note, payment of the full amount (including interest as aforesaid) in the Specified Currency payable in respect of such Master Issuer Note is made or (if earlier) the day after notice is given to the relevant Noteholder (either individually or in accordance with Condition 14 that the full amount (including interest as aforesaid) in the Specified Currency payable in respect of such Master Issuer Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made; and

         (d) notwithstanding any other provision of this Deed, the right of any Noteholder to receive payment of principal and interest on the Master Issuer Notes, on or after the respective due dates expressed in the Master Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

         The Master Issuer shall pay additional interest in accordance with Condition 4.4.

         The Note Trustee will hold the benefit of the covenants contained in this Clause on trust for the Noteholders and itself in accordance with this Deed.

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2.3      At any time after a Note Event of Default shall have occurred or the
         Master Issuer Notes or any of them shall otherwise have become due and repayable or Definitive Notes have not been issued when so required in accordance with this Deed and the relative Global Master Issuer Notes, the Note Trustee may and shall, if directed by an Extraordinary Resolution of the Noteholders and subject to it being indemnified and/or secured to its satisfaction:

         (a) by notice in writing to the Master Issuer, the Principal Paying Agent, the U.S. Paying Agent, the Transfer Agent and the Registrar require the Principal Paying Agent, the U.S. Paying Agent, the Transfer Agent and the Registrar pursuant to the Master Issuer Paying Agent and Agent Bank Agreement to:

                 (i) act thereafter as Principal Paying Agent, U.S. Paying Agent, Transfer Agent and Registrar respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this Deed mutatis mutandis on the terms provided in the Master Issuer Paying Agent and Agent Bank Agreement respectively (save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Transfer Agent and the Registrar shall be limited to the amounts for the time being held by the Note Trustee on the trusts of these presents relating to the Master Issuer Notes and available for such purpose) and thereafter to hold all Master Issuer Notes and all sums, documents and records held by them in respect of the Master Issuer Notes on behalf of the Note Trustee; or

                 (ii) deliver up all Master Issuer Notes and all sums, documents and records held by them in respect of the Master Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent or the Transfer Agent or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

         (b) by notice in writing to the Master Issuer require it to make all subsequent payments in respect of the Master Issuer Notes to or to the order of the Note Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Master Issuer and until such notice is withdrawn sub-clause 2.2(a) relating to the Master Issuer Notes shall cease to have effect.

2.4 The Master Issuer shall require each paying agent not a party to the Master Issuer Paying Agent and Agent Bank Agreement to agree in writing to hold in trust for the benefit of the Noteholders or the Note Trustee all money held by such paying agent for the payment of principal of or interest on the Master Issuer Notes (whether such money has been paid to it by the Master Issuer or any other obligor of the Master Issuer Notes), and the Master Issuer and such paying agent shall each notify the Note Trustee of any default by the Master Issuer (or any other obligor of the Master Issuer Notes) in making any such payment.

2.5 All payments in respect of, under and in connection with these presents and any Series and Class (or Sub-Class) of the Master Issuer Notes to the relevant Noteholders shall be made in the relevant Specified Currency.

2.6 The Master Issuer shall be at liberty from time to time (but subject always to the provisions of these presents and satisfaction of the requirements set out in sub-clause 2.7) without the consent of the Noteholders to create and issue Master Issuer Notes having terms and conditions the same as any Series and Class (or Sub-Class) of the Master Issuer Notes (or the same in all respects save for the amount and date of the first payment of interest thereon) and

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         so that the same shall be consolidated and form a single series with the outstanding Master Issuer Notes of a particular Series and Class (or Sub-Class).

2.7 The Master Issuer may, without the consent of the Noteholders, raise funds, from time to time, on any date (each a CLOSING DATE) by the creation and issue of a Series comprising one or more Classes of Class A Master Issuer Notes and/or Class B Master Issuer Notes and/or Class M Master Issuer Notes and/or Class C Master Issuer Notes and/or Class D Master Issuer Notes, provided that:

         (a) the Rating Agencies confirm in writing that each Class of Master Issuer Notes then outstanding will not be downgraded, withdrawn or qualified by the Rating Agencies as a result of the issue of such Series of Master Issuer Notes, and the implicit ratings of the Master Issuer Term Advances outstanding at that time, will not be downgraded, withdrawn or qualified because of the issue;

         (b) no Note Enforcement Notice has as at the applicable Closing Date been served on the Issuer;

         (c) as at the most recent Interest Payment Date, there is no debit balance (which remains outstanding) on the Principal Deficiency Ledger in respect of any Term Advance outstanding at that time;

         (d) on the applicable Closing Date and after giving effect to the issuance of such Series of Master Issuer Notes on such Closing Date, the Class A Available Subordinated Amount is equal to or greater than the Class A Required Subordinated Amount;

         (e) on the applicable Closing Date and after giving effect to the issuance of such Series of Master Issuer Notes on such Closing Date, the Class B Available Subordinated Amount is equal to or greater than the Class B Required Subordinated Amount;

         (f) on the applicable Closing Date and after giving effect to the issuance of such Series of Master Issuer Notes on such Closing Date, the Class M Available Subordinated Amount is equal to or greater than the Class M Required Subordinated Amount; and

         (g) on the applicable Closing Date and after giving effect to the issuance of such Series of Master Issuer Notes on such Closing Date, the Class C Available Subordinated Amount is equal to or greater than the Class C Required Subordinated Amount, provided that, in respect of any such issuance of a Series of Master Issuer Notes, such conditions shall be waived by the Note Trustee if
         (i) requested by the Master Issuer; and (ii) the Note Trustee has received confirmation from the Rating Agencies that such waiver will not result in a downgrading, qualification or withdrawal of the ratings of any Class of Master Issuer Notes outstanding as at the applicable Closing Date.

2.8 The Master Issuer Notes of each Series shall form a separate Series of Master Issuer Notes and accordingly, unless for any purpose the Note Trustee in its absolute discretion shall otherwise determine, the provisions of this Clause, Clauses 3 to 19 (both inclusive), sub-clause 22.3 and Schedule 3 hereto shall apply mutatis mutandis separately and independently to the Master Issuer Notes of each Series and in such Clauses and Schedule the expressions Master Issuer Notes and Noteholders shall (where appropriate) be construed accordingly.

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3.       FORM AND ISSUE OF MASTER ISSUER NOTES

3.1      (a)     Each Series and Class (or Sub-Class) of the SEC-Registered
                 Master Issuer Notes will be initially offered and sold to the public in the United States pursuant to a Registration
                 Statement filed with the SEC. Each Series and Class (or
                 Sub-Class) of SEC-Registered Master Issuer Notes will initially be represented by a separate SEC-Registered Global
                 Master Issuer Note in registered form, in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding of such SEC-Registered Master Issuer Notes.

         (b) Each Series and Class (or Sub-Class) of the Rule 144A Master Issuer Notes will be initially offered and sold in the United States to "qualified institutional buyers" (QIBS) pursuant to Rule 144A (RULE 144A) under the United States Securities Act of 1933, as amended (the SECURITIES ACT). Each Series and Class (or Sub-Class) of the Rule 144A Master Issuer Notes will initially be represented by a separate Rule 144A Global Master Issuer Note in registered form, in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding of such Rule 144A Master Issuer Notes.

         (c) Each Series and Class (or Sub-Class) of the Reg S Master Issuer Notes will be initially offered and sold outside the United States to non-U.S. persons pursuant to Regulation S (REG S) under the Securities Act. Each Series and Class (or Sub-Class) of Reg S Master Issuer Notes will initially be represented by a Reg S Global Master Issuer Note in registered form, in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding of such Reg S Master Issuer Notes.

         (d) The Note Trustee shall be deemed to approve the issuance of such Series and Class (or Sub-Class) of Master Issuer Notes as referred to in subclauses 3.1(a), 3.1(b) and 3.1(c) above if it has not objected to any of the terms thereof within two London Business Days of receipt by the Note Trustee of the notification as referred to in sub-clause 14(gg) below.

3.2 The Global Master Issuer Notes shall be printed or typed in, or substantially in, the form set out in Schedule 1 and may be executed manually or in facsimile, which the Master Issuer shall deposit with the DTC Custodian or the Common Depositary, as the case may be. Each Global Master Issuer Note shall represent such of the outstanding Master Issuer Notes of the relevant Series and Class (or Sub-Class) as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant Series and Class (or Sub-Class) of Master Issuer Notes from time to time endorsed thereon and that the aggregate Principal Amount Outstanding of the Master Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases, cancellations and transfers of interests therein in accordance with the terms of this Deed and the Master Issuer Paying Agent and Agent Bank Agreement. Any endorsement of a Global Master Issuer Note to reflect the amount of any increase or decrease in the Principal Amount Outstanding of any Series and Class (or Sub-Class) of Master Issuer Notes represented thereby shall be made by the Registrar in accordance with Clause 5. Title to the Global Master Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Global Master Issuer Notes shall be issuable only in registered form without coupons or talons attached and signed manually or in facsimile by a person duly authorised by the Master Issuer on behalf of the Master Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Global Master Issuer Notes so executed and authenticated shall be binding and valid obligations of the Master Issuer, notwithstanding that such duly authorised person (for

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         whatever reason) no longer holds that office at the time the Principal
         Paying Agent authenticates the relevant Global Master Issuer Note.

3.3 The Global Master Issuer Notes shall be issued by the Master Issuer to Cede & Co., as nominee on behalf of DTC, in respect of each U.S. Global Master Issuer Note and to The Bank of New York (Depository) Nominees Limited, as nominee for the Common Depositary, in respect of each Reg S Global Master Issuer Note, on terms that Cede & Co. and the Common Depositary shall, respectively, hold the same for the account of the persons who would otherwise be entitled to receive the Definitive Notes and the successors in title to such persons appearing in the records of DTC, Euroclear and Clearstream, Luxembourg for the time being. Upon the issuance of each such Global Master Issuer Notes to Cede & Co. and the Common Depositary, DTC, Euroclear and Clearstream, Luxembourg shall credit, on their respective internal book-entry registration and transfer systems, the accounts of holders of Book-Entry Interests with the respective interests owned by such holders.

3.4 The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream, Luxembourg" and "Customer Handbook" of Clearstream, Luxembourg shall be applicable to interests in the Reg S Global Master Issuer Notes that are held through Euroclear and Clearstream, Luxembourg.

3.5 The Master Issuer shall issue Definitive Notes in accordance with sub-clause 3.6 only if any of the following applies while any Series and Class (or Sub-Class) of Master Issuer Notes are represented by a Global Master Issuer Note at any time after the 40th day following the later of the date of the issue of such Global Master Issuer Note and the commencement of the offering of the relevant Master Issuer Notes:

         (a) (in the case of any U.S. Global Master Issuer Notes) DTC has notified the Master Issuer that it is at any time unwilling or unable to continue as the registered holder of such U.S. Global Master Issuer Notes or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Master Issuer within 90 days of such notification, or (in the case of the Reg S Global Master Issuer Notes) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; and

         (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the date of issue of such Global Master Issuer Note, the Master Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of such Master Issuer Notes which would not be required were the Master Issuer Notes in definitive form.

3.6 If required by sub-clause 3.5, the Master Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event referred to in sub-clause 3.5(a) or (b), issue Definitive Notes of the same class as the Series and Class (or Sub-Class) of Master Issuer Notes represented by the relevant Global Master Issuer Note in exchange for the whole (or the remaining part(s) outstanding) of the relevant Global Master Issuer Note. If Definitive Notes are issued, the beneficial interests represented by the U.S. Global Master Issuer Notes of each

         Series and Class (or Sub-Class) shall be exchanged by the Master Issuer for Definitive Notes of that Series and Class (or Sub-Class) (such exchanged U.S. Global Master Issuer Notes, the U.S. DEFINITIVE MASTER ISSUER NOTES) and the beneficial interests represented by the Reg S Global Master Issuer Note of each Series and Class (or Sub-Class) denominated in Sterling or Euro shall be exchanged by the Master Issuer for Definitive Notes of that Series and Class (or Sub-Class) (such exchanged Reg S Global Master Issuer Notes, the REG S DEFINITIVE NOTES). The Definitive Notes shall be printed or typed in, or substantially in, the form set out in Schedule 2 in the denomination and transferable in units specified for such notes in the applicable Final Terms, shall be serially numbered and shall be endorsed with a form of transfer in the form, or substantially in the form, also set out in Schedule 2. Title to the Definitive Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Definitive Notes shall be issuable only in registered form without coupons or talons attached and signed manually or in facsimile by a person duly authorised by or on behalf of the Master Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. Each Master Issuer Note so executed and authenticated shall be a binding and valid obligation of the Master Issuer, notwithstanding that such duly authorised person (for whatever reason) no longer holds that office at the time the Principal Paying Agent authenticates the Note.

3.7 If the Master Issuer is obliged to issue or procure the issue of any Definitive Notes pursuant to sub-clause 3.6 but fails to do so within 30 days of the occurrence of the relevant event referred to in sub-clause 3.5(a) or (b), then the Master Issuer shall indemnify the Note Trustee, the registered holder of the relevant Global Master Issuer Note(s) and the relevant Noteholders and keep them indemnified against any and all loss or damage incurred by any of them if the amount received by the Note Trustee, the registered holder of such Global Master Issuer Note(s) or the relevant Noteholders in respect of the Master Issuer Notes is less than the amount that would have been received had Definitive Notes been issued in accordance with sub-clause 3.6. If and for so long as the Master Issuer discharges its obligations under this indemnity, the breach by the Master Issuer of the provisions of sub-clause 3.6 shall be deemed to be cured ab initio.

4.       REPLACEMENT OF MASTER ISSUER NOTES

         If a mutilated or defaced Global Master Issuer Note or Definitive Note is surrendered to the Registrar or Transfer Agent or the Principal Paying Agent, if a Noteholder claims that a Global Master Issuer Note or Definitive Note has been lost, stolen or destroyed, the Master Issuer shall issue, and the Principal Paying Agent shall authenticate, a replacement Global Master Issuer Note or Definitive Note, respectively, on receipt of satisfactory evidence in accordance with Condition 13. An indemnity for an amount sufficient in the judgement of the Master Issuer and (in the case of a Definitive Note) the Registrar and (in the case of a Global Master Issuer Note) the Principal Paying Agent to protect the Master Issuer and (in the case of a Definitive Note) the Registrar and (in the case of a Global Master Issuer Note) the Principal Paying Agent from any loss which any of them may suffer if a Global Master Issuer Note or a Definitive Note is replaced may be required by the Master Issuer and (in the case of a Definitive Note) the Registrar and (in the case of a Global Master Issuer Note) the Principal Paying Agent. The Master Issuer may charge such Noteholder for its costs in replacing such Master Issuer Note.

5.       REGISTER, TRANSFER AND EXCHANGE OF MASTER ISSUER NOTES

5.1      TRANSFER AND EXCHANGE OF GLOBAL MASTER ISSUER NOTES

         A Global Master Issuer Note will be exchanged by the Master Issuer for another Global Master Issuer Note or Definitive Note(s) only in the circumstances set forth in sub-clause 3.5,

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

         the Conditions, the Master Issuer Paying Agent and Agent Bank Agreement and the relevant Global Master Issuer Note. Upon the occurrence of any of the events specified therein concerning the exchange of a Global Master Issuer Note for Definitive Notes, Definitive Notes of the relevant Series and Class (or Sub-Class) shall be issued in such names as the Master Issuer shall instruct the Registrar (based on the instructions of DTC and Euroclear and Clearstream, Luxembourg) and the Registrar shall cause the Principal Amount Outstanding of the applicable Global Master Issuer Note to be reduced accordingly, cancel such Global Master Issuer Note (if applicable) and direct DTC and Euroclear and Clearstream, Luxembourg to make corresponding reductions in their book-entry systems, and the Master Issuer shall execute and the Principal Paying Agent shall authenticate such Definitive Notes of the relevant Series and Class (or Sub-Class) in the appropriate principal amounts and the Registrar will register them. The Registrar shall deliver such Definitive Notes to the persons in whose names such Notes are so registered. Reg S Definitive Notes issued in exchange for a Book-Entry Interest pursuant to sub-clause 5.1 shall bear the legend set forth in sub-clause 5.4(b), and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Master Issuer Note so exchanged. Global Master Issuer Notes may also be exchanged or replaced, in whole or in part, mutatis mutandis, as provided in Clause
         4. Every Master Issuer Note executed, authenticated and delivered in exchange for, or in lieu of, a Global Master Issuer Note or any portion thereof, pursuant to Clause 4 hereof, shall be executed, authenticated and delivered in the form of, and shall be, a Global Master Issuer Note. A Global Master Issuer Note may not be exchanged for another Master Issuer Note other than as provided in sub-clause 5.1.

         Notwithstanding any other provisions of this Master Issuer Trust Deed or the Master Issuer Notes, transfers and exchanges of interests in Global Master Issuer Notes shall be made only in accordance with the following provisions:

         (a) TRANSFERS FROM A RULE 144A GLOBAL MASTER ISSUER NOTE TO A REG S GLOBAL MASTER ISSUER NOTE. If the holder of a beneficial interest in a Rule 144A Global Master Issuer Note of one Series or Class (or Sub-Class) wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Reg S Global Master Issuer Note of the same Series and Class (or Sub-Class) such transfer may be effected, subject to the rules and procedures of DTC, Euroclear and Clearstream, Luxembourg, to the extent applicable (the APPLICABLE PROCEDURES) by the transferor giving a certificate to the Registrar in, or substantially in, the form set out in PART I of SCHEDULE 3 hereto. Upon receipt by the Registrar of the relevant certificate given by the transferor, the Registrar shall present the Global Master Issuer Note of the relevant Series and Class (or Sub-Class) to, or to the order of, the relevant Paying Agent which shall reduce the Principal Amount Outstanding of such Rule 144A Global Master Issuer Note and increase the Principal Amount Outstanding of the corresponding Reg S Global Master Issuer Note by the principal amount of the beneficial interest in such Rule 144A Global Master Issuer Note to be transferred, by annotation thereon.

         (b) TRANSFERS FROM A REG S GLOBAL MASTER ISSUER NOTE TO A RULE 144A GLOBAL MASTER ISSUER NOTE DURING THE DISTRIBUTION COMPLIANCE PERIOD. If the holder of a beneficial interest in a Reg S Global Master Issuer Note of one Series and Class (or Sub-Class) wishes at any time during the Distribution Compliance Period to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Master Issuer Note of the same Series and Class (or Sub-Class), such transfer may be effected, subject to the Applicable Procedures, by the transferor giving a certificate to the Registrar in, or substantially in, the form set out in PART II of SCHEDULE 3 hereto. Upon receipt by the Registrar of the relevant certificate given by the transferor, the Registrar shall present the Global Master Issuer Note of the relevant Series and Class (or Sub-Class) to, or to the order of, the relevant Paying Agent which shall reduce the Principal Amount Outstanding of such Reg S Global Master Issuer Note and increase the Principal Amount Outstanding of such Rule 144A Global Master Issuer Note by the principal amount of the beneficial interest in such Reg S Global Master Issuer Note to be so transferred, by annotation thereon.

         (c) TRANSFERS FROM A REG S GLOBAL MASTER ISSUER NOTE TO A RULE 144A GLOBAL MASTER ISSUER NOTE AFTER THE DISTRIBUTION COMPLIANCE PERIOD. If the holder of a beneficial interest in a Reg S Global Master Issuer Note of one Series and Class (or Sub-Class) wishes at any time after the Distribution Compliance Period to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Master Issuer Note of the same Series and Class (or Sub-Class), such transfer may be effected subject only to the Applicable Procedures. The Registrar shall present the Global Master Issuer Note of the relevant Series and Class (or Sub-Class) to, or to the order of, the relevant Paying Agent which shall reduce the Principal Amount Outstanding of such Reg S Global Master Issuer Note and increase the Principal Amount Outstanding of such Rule 144A Global Master Issuer Note by the principal amount of the beneficial interest in such Reg S Global Master Issuer Note to be so transferred, by annotation thereon.

         (d) EXCHANGES OF A RULE 144A GLOBAL MASTER ISSUER NOTE FOR A REG S GLOBAL MASTER ISSUER NOTE. If the holder of a beneficial interest in a Rule 144A Global Master Issuer Note of one Series and Class (or Sub-Class) wishes at any time to exchange such interest for a beneficial interest in the Reg S Global Master Issuer Note of the same Series and Class (or Sub-Class), such exchange may be effected, subject to the Applicable Procedures, by the transferor giving a certificate to the Registrar in, or substantially in, the form set out in
                 PART I of SCHEDULE 3 hereto. Upon receipt by the Registrar of the relevant certificate given by the holder of the beneficial interest, the Registrar shall present the Global Master Issuer Note of the relevant Series and Class (or Sub-Class) to, or to the order of, the relevant Paying Agent which shall reduce the Principal Amount Outstanding of such Rule 144A Global Master Issuer Note and increase the Principal Amount Outstanding of the corresponding Reg S Global Master Issuer Note by the principal amount of the beneficial interest in such Rule 144A Global Master Issuer Note to be so exchanged, by annotation thereon.

         (e) EXCHANGES OF A REG S GLOBAL MASTER ISSUER NOTE FOR A RULE 144A GLOBAL MASTER ISSUER NOTE. If the holder of a beneficial interest in a Reg S Global Master Issuer Note of one Series and Class (or Sub-Class) wishes at any time to exchange such interest for a beneficial interest in the Rule 144A Global Master Issuer Note of the same Series and Class (or Sub-Class), such exchange may be effected, subject to the Applicable Procedures, by the transferor giving a certificate to the Registrar in, or substantially in, the form set out in
                 PART II of SCHEDULE 3 hereto. Upon receipt by the Registrar of the relevant certificate given by the holder of the beneficial interest, the Registrar shall present the Global Master Issuer Note of the relevant Series and Class (or Sub-Class) to, or to the order of, the relevant Paying Agent which shall reduce the Principal Amount Outstanding of such Reg S Global Master Issuer Note and increase the Principal Amount Outstanding of the corresponding Rule 144A Global Master Issuer Note by the principal amount of the beneficial interest in such Reg S Global Master Issuer Note to be so exchanged, by annotation thereon.

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

5.2      TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS

         The transfer and exchange of Book-Entry Interests shall be effected through DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be, in accordance with these presents, the Master Issuer Paying Agent and Agent Bank Agreement and the procedures therefor of DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be. Book-Entry Interests shall be subject to restrictions on transfer comparable to those set forth herein and in the Master Issuer Paying Agent and Agent Bank Agreement to the extent required by the Securities Act. The Note Trustee shall have no obligation to ascertain or to monitor DTC's, Euroclear's or Clearstream, Luxembourg's compliance with any such restrictions on transfer.

5.3      TRANSFER OF DEFINITIVE NOTES

         Definitive Notes may be transferred in whole or in part (provided that any partial transfer relates to a Definitive Note) in the principal amount specified in the applicable Final Terms or, in each case, in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders. When Definitive Notes are presented by a Noteholder to the Registrar with a request to register the transfer of such Definitive Notes, the Registrar shall register the transfer as requested only if such Definitive Notes are presented or surrendered for registration of transfer and are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Noteholder or by his attorney duly authorised in writing and upon receipt of such certificates and other documents as shall be necessary to evidence compliance with the restrictions on transfer contained in these presents and in the Master Issuer Paying Agent and Agent Bank Agreement. Thereupon, the Registrar shall request the Master Issuer to issue and the Principal Paying Agent to authenticate the new Definitive Notes required to be issued in connection with such transfer. In the case of a transfer of part only of such Definitive Master Issuer Note, a new Definitive Note in respect of the balance not transferred will be issued to the transferor. All transfers of Definitive Notes are subject to any restrictions on transfer set forth on such Definitive Notes and the detailed regulations concerning transfers in the Master Issuer Paying Agent and Agent Bank Agreement.

5.4      UNITED STATES TRANSFER AND EXCHANGE RESTRICTIONS

         Each purchaser of a Rule 144A Global Master Issuer Note, a Reg S Global Master Issuer Note, a Rule 144A Definitive Note or a Reg S Definitive Note, as the case may be, will be deemed to have acknowledged, represented and agreed with the issuing entity, the Note Trustee, the Transfer Agent and Registrar and the initial purchasers as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein): (1) the purchaser (A) in the case of Rule 144A Global Master Issuer Notes or Rule 144A Definitive Notes (i) is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, (ii) is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act and (iii) is acquiring the Rule 144A Global Master Issuer Notes and Rule 144A Definitive Notes for its own account or for the account of a QIB or (B) in the case of Reg S Global Master Issuer Notes or Reg S Definitive Notes, is a non-U.S. person acquiring the Reg S Global Master Issuer Notes or the Reg S Definitive Notes for its own account or as a fiduciary or agent for other non-U.S. persons in an offshore transaction (as defined in Regulation S under the Securities Act, an "offshore transaction") pursuant to an exemption from registration provided by Regulation S under the Securities Act; (2) the purchaser understands that each Rule 144A Global Master Issuer Note, Reg S Global Master Issuer Note, Rule 144A Definitive Note and Reg S Definitive Note is being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that such Global Master Issuer Notes and Definitive Notes have not been and will not be registered under the Securities Act and are not fungible with

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

         any Class of SEC-Registered Notes that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any Rule 144A Global Master Issuer Note, Reg S Global Master Issuer Note, Rule 144A Definitive Note and Reg S Definitive Note, such Master Issuer Notes may be offered, resold, pledged or otherwise transferred only (i) in the United States to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) outside the United States in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any State of the United States, and that (B) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Global Master Issuer Notes and Definitive Notes of the resale restrictions referred to in (A) above; (3) the purchaser acknowledges that each of the Rule 144A Master Issuer Notes will be represented by a Rule 144A Global Master Issuer Note and that transfers thereof or any interest therein are restricted as described herein; (4) with respect to any foreign purchaser claiming an exemption from United States income or withholding tax, such purchaser has delivered to the paying agent a true and complete Form W-8BEN, W-8ECI or W-8IMY, indicating such exemption; and the purchaser acknowledges that transfers of the Master Issuer Notes or any interest therein will otherwise be subject in all respects to any other restrictions applicable thereto contained in this Deed.

         Moreover, each purchaser of a Rule 144A Global Master Issuer Note, a Reg S Global Master Issuer Note, a Rule 144A Definitive Note or a Reg S Definitive Note will be deemed to have represented and warranted, on each day from the date on which the purchaser acquires such Global Master Issuer Note or Definitive Note through and including the date on which the purchaser disposes of such Global Master Issuer Note or Definitive Master Issuer Note, either that (A) it is not a Plan or an entity whose underlying assets include the assets of any Plan or a governmental plan which is subject to any federal, state or local law of the United States that is substantially similar to the provisions of section 406 of ERISA or section 4975 of the Code or (B) its purchase, holding and disposition of such note will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code (or, in the case of the governmental plan, any substantially similar federal, state or local law of the United States) for which an exemption is not available.

         (a)     RULE 144A LEGEND

         Each Rule 144A Global Master Issuer Note and each Rule 144A Definitive Note will bear a legend substantially to the following effect:

         "THIS NOTE IS ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES
         ACT), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUING ENTITY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE

         UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

         (b)     REG S LEGEND

         Each Reg S Global Master Issuer Note and each Reg S Definitive Note will bear a legend substantially to the following effect:

         "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN OR INTO THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES."

         Any transfer, resale, pledge or other transfer of the Reg S Master Issuer Notes or Rule 144A Master Issuer Notes contrary to the restrictions set forth in sub-clause 5.4 will be deemed void ab initio by the Transfer Agent and Registrar.

5.5 CANCELLATION AND/OR ADJUSTMENT OF GLOBAL MASTER ISSUER NOTES AND PURCHASE AND CANCELLATION OF MASTER ISSUER NOTES

(a) At such time as all Book-Entry Interests in respect of a Global Master Issuer Note have been exchanged for Definitive Notes, such Global Master Issuer Note shall be returned to or retained and cancelled by the Registrar as set out in the Master Issuer Paying Agent and Agent Bank Agreement. At any time prior to such cancellation, if any Book-Entry Interest is exchanged for an interest in another Global Master Issuer Note, the principal amount of the Master Issuer Notes represented by such Global Master Issuer Note shall be reduced accordingly and an endorsement shall be made on such Global Master Issuer Note by the Registrar to reflect such reduction.

(b) Any Master Issuer Notes purchased by the Master Issuer, any Subsidiary of the Master Issuer, any holding company of the Master Issuer or any other Subsidiary of such holding company shall be cancelled forthwith and may not be resold or reissued.

5.6      GENERAL PROVISIONS RELATING TO ALL TRANSFERS AND EXCHANGES

(a) To permit registrations of transfers and exchanges of Master Issuer Notes, the Master Issuer shall execute and the Principal Paying Agent shall authenticate Global Master Issuer Notes and Definitive Notes upon a written order signed by an officer of the Master Issuer or at the Registrar's request.

(b) No service fee shall be charged to a Noteholder for any registration of a Definitive Note on transfer or exchange but the Master Issuer may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Condition 13) and the Registrar may require an indemnity in respect of such tax or charge.

(c) All Global Master Issuer Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Master Issuer Notes or Definitive Notes shall be the valid obligations of the Master Issuer, evidencing the same debt and entitled to the same benefits under this Deed as the Global Master Issuer Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

5.7      REGISTER OF MASTER ISSUER NOTES

         The Master Issuer shall at all times ensure that the Registrar maintains in Luxembourg, or at such other place as the Note Trustee may agree, a register (the REGISTER) in respect of the Master Issuer Notes showing the amount of the Global Master Issuer Notes or Definitive Notes, as the case may be, from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Global Master Issuer Notes or the Definitive Notes. So long as DTC or its nominee, or the Common Depositary or its nominee, is the registered holder of a Global Master Issuer Note, DTC or the Common Depositary, as the case may be, will be considered the sole registered holder of such Global Master Issuer Note for all purposes under this Deed. Each Master Issuer Note, whether in global or definitive form, shall have an identifying serial number which shall be entered on the Register. The Note Trustee and the holders of such Master Issuer Notes or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the Register and take copies of or extracts from it.

6.       FEES, DUTIES AND TAXES

         The Master Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, on or in connection with (a) the execution and delivery of these presents and the Transaction Documents to which it is a party and any documents executed pursuant thereto,
         (b) the constitution and original issue of the Master Issuer Notes and
         (c) any action in any jurisdiction taken by or on behalf of the Note Trustee or (where permitted under these presents so to do) any Noteholder to enforce the Master Issuer Notes.

7.       COVENANT OF COMPLIANCE

         The Master Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Master Issuer Notes, the Master Issuer Deed of Charge, the Master Issuer Paying Agent and Agent Bank Agreement and the documents executed pursuant hereto and thereto and the other Transaction Documents which are expressed to be binding on it. The Conditions shall be binding on the Master Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them. The Note Trustee shall be entitled to enforce the obligations of the Master Issuer under the Master Issuer Notes and the Conditions and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Conditions as if the same were set out and contained in this Deed, which shall be read and construed as one document with the Master Issuer Notes. The Note Trustee shall hold the benefit of this covenant upon trust for itself and the Noteholders according to its and their respective interests. The provisions of
         Schedule 3 and Schedule 4 shall have effect in the same manner as if herein set forth.

8.       CANCELLATION OF MASTER ISSUER NOTES AND RECORDS

8.1 The Master Issuer shall procure that all Master Issuer Notes (a) redeemed, (b) being mutilated or defaced, surrendered and replaced pursuant to Condition 13 or (c) exchanged as provided in these presents shall forthwith be cancelled by or on behalf of the Master Issuer and a certificate stating:

         (a) the aggregate principal amount of Master Issuer Notes which have been redeemed;

         (b) the serial numbers of Master Issuer Notes of each class so redeemed;

         (c) the aggregate amount of interest paid (and the due dates of such payments) on Master Issuer Notes of each Series and Class (or Sub-Class); and

         (d) the aggregate principal amounts of Master Issuer Notes of each Series and Class (or Sub-Class) which have been so exchanged and replaced and the serial numbers of such Master Issuer Notes in definitive form, shall be given to the Note Trustee by or on behalf of the Master Issuer as soon as possible and in any event within four months after the date of such redemption, replacement, exchange or cancellation, as the case may be. The Note Trustee may accept without further investigation or enquiry such certificate as conclusive evidence of such redemption, replacement or exchange pro tanto of the Master Issuer Notes or payment of interest thereon and of cancellation of the relative Master Issuer Notes.

8.2 The Master Issuer shall procure that the Registrar shall keep a full and complete record of all Master Issuer Notes and of their redemption, cancellation, payment or exchange (as the case may be) and of all replacement Master Issuer Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Master Issuer Notes. The Master Issuer shall procure that the Registrar shall at all reasonable times make such record available to the Master Issuer and the Note Trustee.

8.3 All records and certificates maintained pursuant to this Clause 8 shall make a distinction between Definitive Notes and Global Master Issuer Notes.

9.       ENFORCEMENT

9.1 The Note Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to the Master Issuer or any other person as it may think fit to enforce its obligations under these presents, the Master Issuer Notes or any of the other Transaction Documents, including giving directions to the Master Issuer Security Trustee under or in connection with any Transaction Document.

9.2 Unless the contrary be proved to the satisfaction of the Note Trustee, proof that as regards any specified Master Issuer Note the Master Issuer has made default in paying any amount due in respect of such Master Issuer Note shall be sufficient evidence that the same default has been made as regards all other Master Issuer Notes in respect of which the relevant amount is due and payable.

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9.3      References in sub-clauses 2.2(b) and 2.2(c) or the provisions of any trust deed supplemental to this Deed corresponding to sub-clauses 2.2(b) and 2.2(c) to "the rates aforesaid" shall, in the event of such Master Issuer Notes having become due and repayable, with effect from the expiry of the Interest Period during which such Master Issuer Notes become due and repayable, be construed as references to rates of interest calculated mutatis mutandis in accordance with the Conditions, except that no notices need be published in respect thereof.

10.      PROCEEDINGS, ACTIONS AND INDEMNIFICATION

10.1 The Note Trustee shall not be bound to take any proceedings or give any directions mentioned in sub-clause 9.1 or any other action in relation to these presents, the Master Issuer Notes or any documents executed pursuant thereto or any of the other Transaction Documents unless (a) respectively directed or requested to do so by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders or the Class D Noteholders, as the case may be, or in writing by the holders of at least one-quarter in aggregate Principal Amount Outstanding of the Class A Master Issuer Notes, the Class B Master Issuer Notes, the Class M Master Issuer Notes, the Class C Master Issuer Notes or the Class D Master Issuer Notes, as the case may be, then outstanding and
         (b) it shall be indemnified and/or secured to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provisions of a fighting fund, non-recourse loan or other similar arrangement PROVIDED THAT:

         (a) the Note Trustee shall not be obliged to act at the direction or request of the Class B Noteholders as aforesaid unless either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders;

         (b) the Note Trustee shall not be obliged to act at the direction or request of the Class M Noteholders as aforesaid unless (i) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders and (ii) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class B Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Noteholders;

         (c) the Note Trustee shall not be obliged to act at the direction or request of the Class C Noteholders as aforesaid unless (i) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders; (ii) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class B Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Noteholders; and (iii) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class M Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class M Noteholders;

         (d) the Note Trustee shall not be obliged to act at the direction or request of the Class D Noteholders as aforesaid unless (i) either the Note Trustee is of the sole opinion that to do so

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

                 would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders; (ii) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class B Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Noteholders; (iii) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class M Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class M Noteholders and (iv) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class C Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class C Noteholders; and

         (e) the Note Trustee shall only be obliged to give a Note Enforcement Notice at the direction or request of the most senior class of Noteholders as aforesaid.

10.2 Save as provided below, only the Note Trustee may enforce the provisions of these presents, the Conditions or the Master Issuer Notes. No Noteholder shall be entitled to proceed directly against the Master Issuer or any other party to any of the Master Issuer Transaction Documents unless the Note Trustee, having become bound as aforesaid to take proceedings, fails to do so within a reasonable period and such failure is continuing; provided that no Class B Noteholder, Class M Noteholder, Class C Noteholder or Class D Noteholder will be entitled to commence proceedings for the winding up or administration of the Master Issuer unless there are no outstanding Master Issuer Notes of a Class with higher priority or, if Master Issuer Notes of a Class with higher priority are outstanding, there is consent of Noteholders of not less than one quarter of the aggregate principal amount of the Master Issuer Notes outstanding of the Class or Classes of Master Issuer Notes with higher priority or pursuant to an Extraordinary Resolution of the Holders of such Class of Master Issuer Notes.

11.      DISCHARGE OF PAYMENT

         Any payment to be made in respect of the Master Issuer Notes by the Master Issuer or the Note Trustee may be made in accordance with the Conditions and any payment so made shall be a good discharge of the relevant payment obligation of the Master Issuer or, as the case may be, the Note Trustee.

12.      INVESTMENT BY NOTE TRUSTEE

12.1 The Note Trustee may at its discretion and pending payment invest moneys at any time available for the payment of principal and interest on the Master Issuer Notes of any Class in some or one of the investments hereinafter authorised for such periods as it may consider expedient with power from time to time at the like discretion to vary such investments and to accumulate such investments and the resulting interest and other income derived therefrom. The accumulated investments shall be applied under clause 7 (Payments out of the Master Issuer Transaction Accounts Upon Enforcement) of the Master Issuer Deed of Charge. All interest and other income deriving from such investments shall be applied first in payment or satisfaction of all amounts then due and unpaid under Clause 15 to the Note Trustee and/or any Appointee and otherwise held for the benefit of and paid to the holders of the Master Issuer Notes of such Class.

12.2 Any moneys which under the trusts of these presents ought to or may be invested by the Note Trustee may be invested in the name or under the control of the Note Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Note Trustee at such bank or other financial institution and in such currency as the Note Trustee may think fit. If that bank or institution is the Note Trustee or a subsidiary, holding or associated company of the Note Trustee, it need only account for an amount of interest equal to the amount of interest which would, at then current rates, be payable by it on such a deposit to an independent

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

         customer. The Note Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

13.      PARTIAL PAYMENTS

         Upon presentation and surrender to the Registrar of a Definitive Note that is redeemed in part, the Principal Paying Agent shall authenticate for the holder a new Definitive Note equal in principal amount to the principal amount of the unredeemed portion of the Definitive Note surrendered. Upon presentation of a Global Master Issuer Note that is redeemed in part, the Registrar shall make a notation on Part I of the Schedule thereto to reduce the aggregate principal amount of such Global Master Issuer Note to an amount equal to the aggregate principal amount of the unredeemed portion of the Global Master Issuer Note presented.

14.      COVENANTS BY THE MASTER ISSUER

         So long as any of the Master Issuer Notes remain outstanding (or, in the case of paragraphs (i), (j), (n), (o) and (q), so long as any of the Master Issuer Notes remain liable to prescription in respect of the payment of principal in respect of all such Master Issuer Notes remaining outstanding at such time) the Master Issuer covenants with the Note Trustee that it shall:

         (a) CONDUCT: at all times carry on and conduct its affairs in a proper and efficient manner and in accordance with its constitutive documents and all laws and regulations applicable to it;

         (b) INFORMATION: give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as the Note Trustee shall require and in such form as it shall require, including without limitation the procurement by the Master Issuer of all such certificates called for by the Note Trustee pursuant to this Deed for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

         (c) ACCOUNTS FOR STOCK EXCHANGE: cause to be prepared and certified by the Auditors of the Master Issuer in respect of each Financial Period, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange, competent listing authority and/or quotation system on or by which the Master Issuer Notes are listed, quoted and/or traded;

         (d) BOOKS AND RECORDS: at all times keep proper books of account and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account at all reasonable times during normal business hours;

         (e) NOTEHOLDER INFORMATION: send to the Note Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Master Issuer) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders as a class together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Noteholders) as soon as practicable after the issue or publication thereof;

         (f) NOTICE OF NOTE EVENT OF DEFAULT: give notice in writing to the Note Trustee of the occurrence of any Note Event of Default, Potential Note Event of Default or any

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

                 matter it concludes is likely to give rise to a Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Master Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

         (g) NOTICE OF DEFERRAL OF PAYMENTS: as soon as practicable after becoming aware that any part of a payment of interest on the Master Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with Condition 4, give notice thereof to the Noteholders in accordance with Condition 14 and, for so long as the Master Issuer Notes are listed on the official list of the United Kingdom Listing Authority and admitted to trading on the London Stock Exchange's market for listed securities, in accordance with the listing rules of the United Kingdom Listing Authority and the rules of the London Stock Exchange;

         (h) CERTIFICATES RELATING TO FINANCIAL INFORMATION: give to the Note Trustee (i) within 14 days after demand by the Note Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Period commencing with the financial period first ending after the date hereof and in any event not later than 120 days after the end of each such financial period a certificate signed by two directors of the Master Issuer to the effect that as at a date not more than seven days before delivering such certificate (the CERTIFICATION DATE) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default or Potential Note Event of Default (or if such exists or existed, specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Master Issuer has complied, to the best of such directors' knowledge and belief, with all its obligations contained in these presents and each of the Master Issuer Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

         (i) FURTHER ASSURANCES: at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Master Issuer Transaction Documents only in so far as permitted by law;

         (j) AGENT BANK, REFERENCE BANKS ETC.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Transfer Agent and a Registrar in accordance with the Conditions;

         (k) NOTIFICATION OF NON-PAYMENT: procure the Principal Paying Agent (or any other relevant Paying Agent) to notify the Note Trustee forthwith in the event that (i) the Principal Paying Agent (or other relevant Paying Agent) does not, on or before the due date for any payment in respect of any of the Master Issuer Notes, receive unconditionally pursuant to the Master Issuer Paying Agent and Agent Bank Agreement, payment of the full amount in the requisite currency of the monies payable on such due date on all such Master Issuer Notes, or (ii) there are insufficient funds in the Specified Currency available to the Principal Paying Agent to discharge the amount of the monies payable on such due date;

         (l) NOTIFICATION OF LATE UNCONDITIONAL PAYMENT: in the event of any unconditional payment to the Principal Paying Agent, (or any other relevant Paying Agent) or the Note Trustee of any sum due in respect of any of the Master Issuer Notes being

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

                 made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 14 that such payment has been made;

         (m) LISTING: use reasonable endeavours to maintain the listing of the Master Issuer Notes on the official list of the United Kingdom Listing Authority and to maintain the admission to trading of the Master Issuer Notes on the London Stock Exchange's market for listed securities or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation, listing and admission to trading of the Master Issuer Notes on or by such other stock exchanges, competent listing authorities and/or quotation systems as the Master Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation, listing and admission to trading of such Master Issuer Notes on or by such other stock exchanges, competent listing authorities and/or quotation systems enter into a trust deed supplemental to this Deed to effect such consequential amendments to this Deed as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange, competent listing authority and/or quotation system;

         (n) CHANGE OF AGENT BANK, REFERENCE BANKS, ETC.: give notice to the Noteholders in accordance with Condition 14 of any appointment, resignation or removal of any Agent Bank, Reference Banks, Paying Agents, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (such approval not to be unreasonably withheld or delayed) thereto or any change of any Paying Agent's, Agent Bank's, Transfer Agent's or Registrar's specified office and (except as provided by the Master Issuer Paying Agent and Agent Bank Agreement or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Master Issuer Notes remain outstanding in the case of the termination of the appointment of the Agent Bank, Transfer Agent or the Registrar or so long as any of the Master Issuer Notes remain liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Agent Bank, Transfer Agent, Registrar or Principal Paying Agent, as the case may be, has been appointed on terms previously approved in writing by the Note Trustee;

         (o) PRE-APPROVAL OF NOTICES: obtain the prior written approval of the Note Trustee to, and promptly give to the Note Trustee and the Rating Agencies two copies of, the form of every notice given to the Noteholders in accordance with Condition 14 (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of FSMA of the content of an invitation or inducement to engage in investment activities within the meaning of Section 21 of FSMA;

         (p) AVAILABILITY OF MEETING MATERIALS: from time to time as required or contemplated by this Deed or as reasonably requested by the Note Trustee, make available through the Paying Agents, or otherwise, such documents as may be required by the Noteholders in connection with meetings of Noteholders;

         (q) COMPLIANCE WITH MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT AND OTHER TRANSACTION DOCUMENTS: use its best endeavours to procure that the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Master Issuer Paying Agent and Agent Bank Agreement and the other Transaction Documents and (in the case of the

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

                 Paying Agents, the Transfer Agent and the Registrar) any notice given by the Note Trustee pursuant to sub-clause 2.3(a) and not make any amendment or modification to the Master Issuer Paying Agent and Agent Bank Agreement or any other Transaction Documents or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee;

         (r) EXERCISE OF REDEMPTION RIGHTS: in the event that Funding elects to prepay any Term Advance in whole or in part under the Master Intercompany Loan Agreement, the Master Issuer shall exercise its right to redeem the corresponding Series and Class/es (or Sub-Classes) of Master Issuer Notes in the same respective aggregate principal amounts as such Term Advances on the same Interest Payment Date under Condition 5.4, Condition 5.5 or Condition 5.6, as applicable;

         (s) REDEMPTION REQUIREMENTS: not give notice of its election to redeem all or any part of any Series and Class/es (or Sub-Classes) of Master Issuer Notes pursuant to Condition 5.4, Condition 5.5 or Condition 5.6 unless it shall first have:

                 (i) given written notice to the Note Trustee of its intention so to do in accordance with the Master Issuer Paying Agent and Agent Bank Agreement; and

                 (ii) delivered to the Note Trustee a certificate signed by two directors of the Master Issuer certifying that the Master Issuer will have the necessary funds on the Interest Payment Date on which redemption is to occur (the REDEMPTION DATE) to discharge all amounts required under the Master Issuer Deed of Charge to be paid in priority to such Series and Class/es (or Sub-Classes) of Master Issuer Notes on the redemption date, and to redeem such Series and/or Class/es of Master Issuer Notes in whole or, as the case may be, in part; and that all such funds will on such redemption date be subject to the security constituted by the Master Issuer Deed of Charge and not subject to the interest of any other person;

                 provided always that the provisions of this subclause are subject to and without prejudice to the provisions of sub-clause 14(o);

         (t) INTEREST IN MASTER ISSUER CHARGED PROPERTY: ensure that, save as permitted in these presents, the Master Issuer Deed of Charge, the Conditions and the other Master Issuer Transaction Documents, no person other than the Master Issuer and the Master Issuer Security Trustee shall have any equitable or beneficial interest in the Master Issuer Charged Property;

         (u) MAINTENANCE OF MASTER ISSUER CASH MANAGER: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Master Issuer Cash Management Agreement;

         (v) TAX DEDUCTION: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Master Issuer Notes by the Master Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

         (w) UNITED KINGDOM AND UNITED STATES TAX STATUS: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no

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

                 branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles;

         (x) PRE-ENFORCEMENT PAYMENTS: ensure that amounts standing to the credit of the Master Issuer Transaction Accounts will be applied by the Master Issuer in or towards satisfaction of such of the obligations set out in the Master Issuer Cash Management Agreement as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or are likely to fall due at that time or prior to the next succeeding Interest Payment Date have been made or provided for in full);

         (y) AVAILABILITY OF INFORMATION: make available for inspection by Noteholders at the specified office of the Registrar during normal business hours on any Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to sub-clause 14(e), this Deed, the Master Issuer Paying Agent and Agent Bank Agreement and the other Master Issuer Transaction Documents and provide the Registrar with the information specified in Condition 5.3;

         (z) RATINGS: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Master Issuer Notes by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Master Issuer, the Master Issuer agrees only to use its best efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Master Issuer Notes by the Rating Agencies);

         (aa) CALCULATIONS: do, or procure that there are done on its behalf, all calculations required pursuant to the Conditions;

         (bb) DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG: use its reasonable endeavours to procure that DTC and Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

         (cc) INFORMATION REGARDING NOTEHOLDERS: furnish or cause to be furnished to the Note Trustee on 30 June and 31 December of each year, commencing 31 December 2006 and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Master Issuer or of the Registrar as to the names and addresses of the Noteholders, and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

         (dd) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: upon any application, demand or request by the Master Issuer to the Note Trustee to take any action under any of the provisions of this Deed (other than the issuance of Master Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the

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

                 provisions of Section 314 of the Trust Indenture Act (an OFFICERS' CERTIFICATE and OPINION OF COUNSEL, respectively);

         (ee) AUTHORISED SIGNATORIES: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Master Issuer, together with certified specimen signatures of the same;

         (ff) MASTER ISSUER NOTES OF THE MASTER ISSUER: in order to enable the Note Trustee to ascertain the nominal amount of the Master Issuer Notes of each Series and Class (or Sub-Class) for the time being outstanding for any of the purposes referred to in the proviso to the definition of OUTSTANDING in the Master Issuer Master Definitions and Construction Schedule, deliver to the Note Trustee as soon as practicable upon being so requested in writing by the Note Trustee a certificate in writing signed by two directors of the Master Issuer setting out the total number and aggregate nominal amount of the Master Issuer Notes of each Series and Class (or Sub-Class) issued which:

                 (i) up to and including the date of such certificate have been purchased by the Master Issuer, any Subsidiary of the Master Issuer, any holding company of the Master Issuer or any other Subsidiary of such holding company and cancelled; and

                 (ii) are at the date of such certificate held by, for the benefit of, or on behalf of, the Master Issuer, any Subsidiary of the Master Issuer, any holding company of the Master Issuer or any other Subsidiary of such holding company;

         (gg) NEW ISSUANCE: notify the Note Trustee at least five London Business Days prior to the relevant Closing Date of any new Series and Class (or Sub-Class) of Master Issuer Notes if the terms and conditions of such Master Issuer Notes are different from the Conditions attached hereto as Schedule 3;

         (hh) CENTRE OF MAIN INTERESTS: maintain its registered office in the United Kingdom and maintain its "centre of main interests" (as that expression is defined in the Council Regulation (EC) No. 1346/2000 of 29 May, 2000) in the United Kingdom; and

         (ii) UNITED STATES REPORTING REQUIREMENTS: send to the Note Trustee copies of the annual reports, information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Master Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of Section 314(a) of the Trust Indenture Act.

15.      REMUNERATION AND INDEMNIFICATION OF THE NOTE TRUSTEE

15.1 The Master Issuer shall pay to the Note Trustee remuneration for its services as trustee as from the date of this Deed, such remuneration to be at such rate and to be paid on such dates as may from time to time be agreed in writing between the Master Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Master Issuer Notes of any Series and Class (or Sub-Class) be reduced by such amount as shall be agreed in writing between the Master Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the

         Noteholders) up to and including the date when, all the Master Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent and, where applicable, the Registrar or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Master Issuer Note or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to the Noteholders is made.

15.2 In the event of the occurrence of a Note Event of Default or the Note Trustee in its absolute discretion considering it necessary, or being requested by the Master Issuer to undertake duties which the Note Trustee and the Master Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, the Master Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

15.3 The Master Issuer shall pay to the Note Trustee in addition an amount equal to the amount of any VAT or similar tax chargeable in respect of its remuneration under this Deed against production of a valid tax invoice.

15.4 In the event of the Note Trustee and the Master Issuer failing to agree:

         (a) (in a case to which sub-clause 15.1 above applies) upon the amount of the remuneration; or

         (b) (in a case to which sub-clause 15.2 above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, or upon such additional remuneration, such matters shall be determined by a person (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Master Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such person being payable by the Master Issuer) and the determination of any such person shall be final and binding upon the Note Trustee and the Master Issuer.

15.5 In addition to remuneration hereunder, the Master Issuer shall on written request pay (on an indemnity basis) all other costs, charges and expenses which the Note Trustee and any Appointee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed and any other Master Issuer Transaction Document to which the Note Trustee is a party, including but not limited to reasonable travelling and legal expenses properly incurred and any stamp, issue, registration, documentary and other similar taxes or duties paid or payable by the Note Trustee in connection with any action taken or contemplated by or on behalf of the Note Trustee for enforcing, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

15.6 All amounts payable pursuant to sub-clause 15.2 above and/or sub-clause 16(l) shall be payable by the Master Issuer on the date specified in a demand by the Note Trustee and in the case of payments actually made by the Note Trustee prior to such demand shall (if not paid within three days after such demand and the Note Trustee so requires) carry interest at the rate of three per cent. per annum above the mean base rate from time to time of the Reference Banks from the date specified in such

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

         demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Note Trustee shall carry interest at such rate from the due date therefor.

15.7 Unless otherwise specifically stated in any discharge of this Deed, the provisions of this Clause 15 and sub-clause 16(l) shall continue in full force and effect notwithstanding such discharge.

15.8 The Note Trustee shall be entitled in its absolute discretion to determine in respect of which Series and Class (or Sub-Class) of Master Issuer Notes any liabilities incurred under this Deed have been incurred or to allocate any such liabilities between the Master Issuer Notes of any Series and Class (or Sub-Class).

16.      SUPPLEMENT TO TRUSTEE ACTS

         Section 1 of the Trustee Act 2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act (which provisions, except as expressly provided in this Clause 15, shall be in lieu of the provisions contained in section 315(a) of the Trust Indenture Act).

         The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows:

         (a) EXPERT ADVICE OR OPINION: the Note Trustee may in relation to these presents or the other Transaction Documents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other person whether obtained by the Master Issuer, the Note Trustee, the Principal Paying Agent, the Registrar or otherwise and shall not be responsible for any liability occasioned by so acting in good faith; any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission, email or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission, email or cable although the same shall contain some error or shall not be authentic;

         (b) CERTIFICATE AS SUFFICIENT EVIDENCE: the Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two directors of the Master Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate;

         (c) CUSTODY OF DOCUMENTS: the Note Trustee shall be at liberty to hold these presents and any other documents relating thereto or any other Transaction Documents or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Note Trustee to be of good repute and the Note Trustee shall not be responsible for or required to insure against any liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit;

         (d) APPLICATION OF PROCEEDS: the Note Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Master Issuer Notes by the Master Issuer, the exchange of any Global Master Issuer Note for another Global Master Issuer Note or Definitive Notes or the exchange of any Definitive Note for another Definitive Note or the delivery of any Global Master Issuer Note or Definitive Notes to the person(s) entitled to it or them;

         (e) ASSUMPTION OF NO DEFAULT: except to the extent required pursuant to Section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Note Event of Default or Potential Note Event of Default has happened and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Note Trustee shall be entitled to assume that no Note Event of Default or Potential Note Event of Default has occurred and that the Master Issuer is observing and performing all of its obligations under these presents;

         (f) ABSOLUTE DISCRETION: save as expressly otherwise provided in this Deed, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise or non exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Note Trustee and the Noteholders shall be conclusive and binding on the Noteholders) and provided it shall not have acted fraudulently or negligently or in breach of the terms of this Deed, shall not be responsible for any liability which may result from their exercise or non-exercise;

         (g) RELIANCE ON EXTRAORDINARY RESOLUTION: the Note Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the holders of Master Issuer Notes of all or any Series and/or Class/es in respect whereof minutes have been made and signed or any direction or request of holders of Master Issuer Notes even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all relevant Noteholders had signed the Extraordinary Resolution or (in the case of a direction or request) it was not signed by the requisite number of Noteholders or that for any reason the resolution, direction or request was not valid or binding upon such Noteholders;

         (h) RELIANCE ON NOTICE OF PREPAYMENT: without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of the matters certified therein a certificate signed by two directors of the Master Issuer under sub-clause 14(s)(ii). The Note Trustee shall have no responsibility to the Noteholders or any other person for guaranteeing or ensuring that the Master Issuer's liabilities in respect of the Master Issuer Notes and any other amounts are in fact discharged on the due date and shall have no liability to the Noteholders or any other person for any failure by the Master Issuer to discharge or pay such liabilities and other amounts;

         (i) MASTER ISSUER CHARGED PROPERTY: the Note Trustee may accept without enquiry, requisition or objection such title as the Master Issuer may have to the Master Issuer Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Master Issuer to the Master Issuer Charged Property or any part thereof from time to time whether or not any

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

                 default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Master Issuer, and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder shall not rely on the Note Trustee in respect thereof;

         (j) RELIANCE ON CERTIFICATES OR CONFIRMATIONS: except in the event of wilful default or manifest error, the Note Trustee shall be entitled to rely without investigation or enquiry on a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank in respect of every matter and circumstance for which a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank is expressly provided for under these presents, the Conditions or any other Transaction Document and to call for and rely upon a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank or any other person as to any other fact or matter prima facie within the knowledge of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank or such other person, as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do or the exercise or non-exercise by the Note Trustee of any of its powers, duties and discretions hereunder;

         (k) MASTER ISSUER NOTES NOT AUTHENTIC: the Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Master Issuer Note purporting to be such and subsequently found to be forged or not authentic;

         (l) INDEMNITY: without prejudice to the right of indemnity by law given to trustees, the Master Issuer shall indemnify the Note Trustee and every Appointee (except where indemnified by the Noteholders) and keep it or him indemnified against all liabilities to which it or he may be or become subject or which may be incurred by it or him in the proper execution or purported proper execution of any of its or his trusts, powers, authorities and discretions under these presents or any other Master Issuer Transaction Document or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any other Master Issuer Transaction Document or any such appointment save to the extent that the same arises as a result of wilful default, wilful misconduct, fraud or breach of trust on the part of the Note Trustee. The Note Trustee shall use reasonable endeavours to keep the Master Issuer informed of the progress of any claims against the Note Trustee;

         (m) CONSENT OR APPROVAL: any consent or approval given by the Note Trustee for the purposes of these presents or the Master Issuer Notes may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit (acting reasonably) and notwithstanding anything to the contrary in these presents or the Master Issuer Notes may be given retrospectively;

         (n) NO DISCLOSURE OBLIGATION: unless and to the extent ordered so to do by a court of competent jurisdiction, the Note Trustee shall not be required to disclose to any Noteholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Note Trustee

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

                 by the Master Issuer or any other person in connection with these presents or any other Transaction Document and no Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information;

         (o) CURRENCY CONVERSION: where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall be converted (unless otherwise provided by these presents or required by law) at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Note Trustee in consultation with the Master Issuer and any rate, method and date so agreed shall be binding on the Master Issuer and the Noteholders;

         (p) CERTIFICATE IN RESPECT OF MATERIAL PREJUDICE: the Note Trustee may certify whether or not any of the conditions, events and acts set out in Condition 9 (each of which conditions, events and acts shall, unless the Note Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders of the relevant Series and/or Class or Classes and any such certificate shall be conclusive and binding upon the Master Issuer and the Noteholders;

         (q) DETERMINATION BY NOTE TRUSTEE: the Note Trustee as between itself and the Noteholders may determine all questions and doubts arising in relation to any of the provisions of this Deed. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Noteholders;

         (r) INTERESTS OF NOTEHOLDERS: in connection with the exercise or execution by the Note Trustee of any of its trusts, duties, rights, powers, authorities and discretions under these presents and the other Transaction Documents:

                 (i) where it is required to have regard to the interests of the Noteholders of any Class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for individual Noteholders of any Series or Class resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Master Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

                 (ii) except where expressly provided otherwise, it shall have regard to the interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders equally PROVIDED THAT (A) if in the opinion of the Note Trustee there is a conflict between the interests of the Class A Noteholders, on the one hand and the interests of the Class B Noteholders and/or the Class M Noteholders and/or the Class C Noteholders and/or the Class D Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class A Noteholders; (B) if in the opinion of the Note Trustee there is a conflict between the interests of the Class B Noteholders on the one hand and the Class M Noteholders and/or the Class C Noteholders and/or the Class D

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

                         Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class B Noteholders; (C) if in the opinion of the Note Trustee there is a conflict between the interests of the Class M Noteholders on the one hand and/or the Class C Noteholders and/or the Class D Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class M Noteholders, and (D) if in the opinion of the Note Trustee there is a conflict between the interests of the Class C Noteholders on the one hand and the Class D Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class C Noteholders, but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

                 (iii) it shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for any other Master Issuer Secured Creditor or any other person;

         (s) RATING CONFIRMATION: notwithstanding that none of the Note Trustee and the Noteholders may have any right of recourse against the Rating Agencies in respect of any confirmation given by them and relied upon by the Note Trustee pursuant to Condition 2.2, the Note Trustee shall be entitled to assume, for the purpose of exercising any right, power, trust, authority, duty or discretion under or in relation to the Master Issuer Notes, these presents or any other Transaction Document, that such exercise will not be materially prejudicial to the interests of the Noteholders (or any Series and/or Class thereof) if the Rating Agencies have confirmed that the then current ratings of the applicable Series and/or Class or Classes of Master Issuer Notes would not be adversely affected by such exercise;

         (t) CERTIFICATE OF PRINCIPAL AMOUNT OUTSTANDING: the Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of Master Issuer Notes represented by a Global Master Issuer Note standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic;

         (u) PROFESSIONAL CHARGES: any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents;

         (v) Power of Attorney: the Note Trustee may whenever it thinks fit (acting reasonably) delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Note Trustee may in the interests of the Noteholders think fit. The Note Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate (except where such delegate or sub-delegate is an affiliate, associate or otherwise connected with the Note Trustee). The Note Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Master Issuer;

         (w) Delegation: the Note Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents. The Note Trustee shall not be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent;

         (x) Ratings: the Note Trustee shall have no responsibility for the maintenance of any rating of any of the Master Issuer Notes by the Rating Agencies or any other person;

         (y) Advances and Supervision: nothing contained in these presents shall impose any obligation on the Note Trustee to make any advance to Funding or the Master Issuer to supervise the performance by any Reference Bank or any other person of its obligations pursuant to any of the Master Issuer Transaction Documents and the Note Trustee shall be entitled to assume, in the absence of express notice pursuant to this Deed to the contrary, that such person is properly performing such obligations;

         (z) No Requirement to Perform Illegal Acts, etc.: no provision of these presents shall:

                 (i) require the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers or otherwise in connection with these presents, any other Transaction Document or the Master Issuer Notes (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it; or

                 (ii) require the Note Trustee, and the Note Trustee shall not be bound, to do anything which may cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers, authorities or discretions or otherwise in connection with these presents or any other Transaction Document (including, without limitation, forming any opinion or employing any such person as is referred to in sub-clause 16(a)), if it shall believe that repayment of such funds is not assured to it or it is not indemnified to its satisfaction against such Liability and, for this purpose, the Note Trustee may demand prior to taking any such action, that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it;

         (aa) Responsibility for Reports etc.: the Note Trustee has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificate and Opinions of Counsel delivered to the Note Trustee in accordance with sub-clauses 14(cc), (dd) or (ff) or Clause 27 and Clause 28, and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificate and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificate and Opinions of Counsel;

         (bb) Experts' Reports and Certificates: any advice, opinion, certificate or report of the Auditors or any person referred to in sub-clause 16(a) called for by or provided to the Note Trustee whether or not addressed to the Note Trustee in accordance with or for the purposes of these presents may be relied upon by the Note Trustee as sufficient evidence of the facts stated therein notwithstanding that such advice, opinion, certificate or report and/or any engagement letter or other document entered into by the Note Trustee in connection therewith contains a monetary or other limit on the liability of the Auditors or such persons in respect thereof;

         (cc) Limitation of Liability: subject to Clause 17, and save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any other documents entered into in connection therewith or any other document or any obligation or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decisions of any court and (without prejudice to the generality of the foregoing) the Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                 (i) the nature, status, creditworthiness or solvency of the Master Issuer or Funding or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the Master Issuer;

                 (ii) the execution, delivery, legality, validity, adequacy, admissibility in evidence or enforceability of any Transaction Document or any other document entered into in connection therewith;

                 (iii) the title, ownership, value, sufficiency, enforceability or existence of any Master Issuer Charged Property or any security (howsoever described) relating thereto;

                 (iv) the registration, filing, protection or perfection of any security (howsoever described) relating to the Master Issuer Charged Property or the priority of the security (howsoever described) thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

                 (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of the Master Issuer or Funding or any other person or entity who has at any time provided the same in any Transaction Document or in any document entered into in connection therewith;

                 (vi) the performance or observance by the Master Issuer or Funding or any other person of any provisions of any Transaction Document or any document

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                         entered into in connection therewith or the fulfilment
                         or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event howsoever described contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

                 (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Master Issuer Charged Property or Transaction Document;

                 (viii) the title of the Master Issuer to any Master Issuer Charged Property;

                 (ix) the suitability, adequacy or sufficiency of any applicable criteria for any advances under the Master Intercompany Loan Agreement or the legality or recoverability or enforceability thereof or the priority of any security (howsoever described) in relation thereto;

                 (x) the failure by the Master Issuer to obtain or comply with any licence, consent or other authority in connection with the Master Issuer Charged Property or the Transaction Documents or the making of any advances in connection therewith or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security (howsoever described) created or purported to be created by or pursuant to any of the Master Issuer Charged Property or the Transaction Documents or other documents entered into in connection therewith;

                 (xi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, standard securities, charges or other further assurances in relation to any of the assets that are the subject matter of any of the Transaction Documents or any other document;

                 (xii) any assets comprised in the security (howsoever described) created by the Master Issuer Deed of Charge, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of other parties to the Transaction Documents, clearing organisations or their operators or by intermediaries such as banks, brokers, depositories, warehousemen or other similar persons whether or not on behalf of the Note Trustee;

                 (xiii) any accounts, books, records or files maintained by the Master Issuer or any other person in respect of any of the Master Issuer Charged Property or Transaction Documents; or

                 (xiv) any other matter or thing relating to or in any way connected with any Master Issuer Charged Property or any Transaction Document or any document entered into in connection therewith whether or not similar to the foregoing; and

         (dd) Reports by Note Trustee to Noteholders: if required by Section 313(a) of the Trust Indenture Act, within 60 days after 31 December of any year, commencing 31 December 2007 following the date of this Deed, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31 December that complies with that Section. The Note Trustee shall also comply with Section 313(b), (c) and (d) of the

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

                 Trust Indenture Act. Reports delivered pursuant to this Clause 16(dd) shall be sent in accordance with Clause 25;

         (ee) Preferential Collection of Claims Against the Ninth Issuer: the Note Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in
                 Section 311(b) of the Trust Indenture Act. A Note Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein. The provisions of Section 311 of the Trust Indenture Act shall apply to the Master Issuer as the obligor of the Master Issuer Notes; and

         (ff) Attestation and Compliance Certificates: on or before March 15 of each calendar year in which the Depositor is required to file reports with respect to the Issuing Entity in accordance with the Exchange Act and the rules and regulations of the Commission, beginning with March 15, 2008, the Trustee shall deliver to the Depositor a report regarding its assessment of compliance with the relevant servicing criteria applicable to the Trustee, as identified on Appendix 1 hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report. Each such report shall include (a) a statement of the party's responsibility for assessing compliance with the relevant servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB ([SECTION]229.1122(d)) to assess compliance with the relevant servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party and (d) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the relevant servicing criteria.

17.      NOTE TRUSTEE'S LIABILITY

         None of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee of these presents, having regard to the provisions of these presents and any of the other Transaction Documents to which the Note Trustee is a party conferring on the Note Trustee any powers, authorities or discretions, relieve or indemnify the Note Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any wilful default, wilful misconduct, breach of duty, negligence or breach of trust of which it may be guilty in relation to its duties under these presents.

18.      NOTE TRUSTEE CONTRACTING WITH THE MASTER ISSUER

         Neither the Note Trustee nor any director or officer or holding company or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

         (a) entering into or being interested in any contract or financial or other transaction or arrangement with the Master Issuer or any other party to the Transaction Documents or any person or body corporate associated with the Master Issuer or any other party to the Transaction Documents (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Master Issuer Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Master

                 Issuer or any other party to the Transaction Documents or any person or body corporate associated as aforesaid); or

         (b) accepting or holding the trusteeship of any other trust deed constituting or securing any other notes issued by or relating to the Master Issuer or any other party to the Transaction Documents or any such person or body corporate so associated or any other office of profit under the Master Issuer or any other party to the Transaction Documents or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

         Where any holding company, subsidiary or associated company of the Note Trustee or any director or officer of the Note Trustee acting other than in such capacity as director or officer has any information, the Note Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have express notice pursuant to this Deed of such information, shall not be responsible for any loss suffered by Noteholders resulting from the Note Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents.

19.      WAIVER, AUTHORISATION AND DETERMINATION

19.1     Modification

(a) Subject to sub-clause 19.4 below, the Note Trustee may without the consent or sanction of the Noteholders at any time and from time to time:

         (i)     concur with the Master Issuer or any other person; or

         (ii) direct the Master Issuer Security Trustee to concur with the Master Issuer or any other person;

         in making any modification (other than, in the case of (i) below, a Basic Terms Modification (as defined in paragraph 5 of Schedule 4 hereto)) to these presents or any of the other Transaction Documents which in the sole opinion of the Note Trustee it may be proper to make PROVIDED THAT

         (i) the Note Trustee is of the opinion that (A) such modifications will not be materially prejudicial to the interests of the Noteholders of any Class of any Series of Master Issuer Notes and (B) such modifications will not be materially prejudicial to the interests of the Master Issuer Swap Providers or, if it is not of that opinion in relation to the Master Issuer Swap Providers, the steps required pursuant to Clause 19.4(b) and
                 (c) have been taken and the Master Issuer Swap Providers have consented in writing or have been deemed to have consented to such modification; or

         (ii) in the opinion of the Note Trustee such modification is to correct a manifest or proven error established as such to the satisfaction of the Note Trustee or is of a formal, minor or technical nature or is to comply with the mandatory provisions of law.

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

         For the avoidance of doubt, the Note Trustee shall be entitled to assume, without further investigation or inquiry, that such modification will not be materially prejudicial to the interests of the Noteholders if each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable Series and/or Class/es of Master Issuer Notes would not be adversely affected by such modification). Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Master Issuer to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

(b) Subject to sub-clause 19.4 below, the Note Trustee may also agree, or direct the Master Issuer Security Trustee to agree, without the consent of the Noteholders, to a change of the laws governing the Master Issuer Notes and/or the Transaction Documents (and to any consequential amendments deriving therefrom) PROVIDED THAT such change and consequential amendments would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the holders of any Series or Class/es of Master Issuer Notes. For the avoidance of doubt, the Note Trustees shall be entitled to assume, without further investigation or inquiry, that such modification will not be materially prejudicial to the interests of the Noteholders if each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable Series and/or Class/es of Master Issuer Notes would not be adversely affected by such modification). Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Master Issuer to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

19.2     Waiver and determination

(a) The provisions of this Clause 19.2 shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Deed and the Master Issuer Notes, as permitted by the Trust Indenture Act). Subject to paragraph (b) and sub-clause 19.4 below, below, the Note Trustee may, without the consent or sanction of the Noteholders at any time and from time to time:

         (i)     concur with the Master Issuer or any other person; or

         (ii) direct the Master Issuer Security Trustee to concur with the Master Issuer or any other person;

         without prejudice to its right in respect of any further or other breach, in waiving or authorising any breach or proposed breach by the Master Issuer or any other party thereto of any of the covenants or provisions contained in these presents or any of the other Transaction Documents (other than a waiver or authorisation the subject of which falls within the definition of a Basic Terms Modification (as defined in paragraph 5 of Schedule 4 hereto)) from time to time and at any time, PROVIDED THAT the Note Trustee is of the opinion that (A) such waiver or authorisation will not be materially prejudicial to the interests of the Noteholders of any Class of any Series of Master Issuer Notes and (B) such waiver or authorisation will not be materially prejudicial to the interests of the Master Issuer Swap Providers or, if it is not of that opinion in relation to the Master Issuer Swap Providers, the steps required pursuant to Clause 19.4(b) and (c) have been taken and the Master Issuer Swap Providers have consented in writing or have been deemed to have consented to such authorisation or waiver, on such terms and conditions (if any) as shall seem expedient to it.

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

         For the avoidance of doubt, the Note Trustee shall be entitled to assume, without further investigation or inquiry, that such waiver or authorisation will not be materially prejudicial to the interests of the Noteholders if each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable Series and/or Class/es of Master Issuer Notes would not be adversely affected by such modification).

         PROVIDED ALWAYS THAT the Note Trustee shall not exercise any powers conferred on it by this Clause 19.2(a) in contravention of any express direction given by Extraordinary Resolution of any Class of any Series of Master Issuer Notes or by a request under Condition 9 or Condition 10 but so that no such direction or request shall affect any waiver or authorisation previously given or made. Any such waiver or authorisation may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if the Note Trustee shall so require, shall be notified by the Master Issuer to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

(b) The Note Trustee may, without the consent or sanction of the Noteholders, at any time and from time to time determine that any Note Event of Default shall not be treated as such for the purposes of these presents provided that in its opinion the interests of the holders of the most senior Class of any Series of Master Issuer Notes then outstanding shall note be materially prejudiced thereby.

         For the avoidance of doubt, the Note Trustee shall be entitled to assume, without further investigation or inquiry, that such determination will not be materially prejudicial to the interests of the holders of the most senior Class of any Series of Master Issuer Notes if each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable Series and/or Class/es of Master Issuer Notes would not be adversely affected by such determination). Any such determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if the Note Trustee shall so require, shall be notified by the Master Issuer to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

19.3     Consent

         Subject to sub-clause 19.4 below, the Note Trustee may give, or direct the Master Issuer Security Trustee to give, any consent or approval for the purposes of these presents or any other Transaction Document if, in its opinion, (A) the interests of the holders of any Class of any Series of the Notes will not be materially prejudiced thereby and
         (B) the interests of the Master Issuer Swap Providers will not be materially prejudiced thereby. For the avoidance of doubt, the Note Trustee shall not have any duty to the Noteholders in relation to such matters other than that which is contained in this clause. Any such consent or approval may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit and notwithstanding anything to the contrary in these presents or any other Transaction Document may be given retrospectively. For the avoidance of doubt, the Note Trustee shall be entitled to assume, without further investigation or inquiry, that such consent will not be materially prejudicial to the interests of the Noteholders if each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable Series and/or Class/es of Master Issuer Notes would not be adversely affected by such consent.

19.4     Modifications affecting the Master Issuer Swap Providers

(a) In the event of a proposed waiver or authorisation of any breach or proposed breach of any of the provisions of, or modification to, any of the Transaction Documents in accordance with

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

         sub-clause 19.1 or sub-clause 19.2, the Note Trustee will use its reasonable endeavours to determine, within five Business Days of receipt of details thereof, whether such proposed waiver, authorisation or modification will, in its opinion, not be materially prejudicial to the interests of any of the Master Issuer Swap Providers.

(b) If the Note Trustee determines within the five Business Day period referred to in paragraph (a) above that the proposed waiver, authorisation or modification would not in its opinion, be materially prejudicial to the interests of any of the Master Issuer Swap Providers then the Note Trustee shall not be obliged to seek the written consent of the Master Issuer Swap Providers thereto, or to take any further action pursuant to this Clause 19.4.

(c) If the Note Trustee has not, within such period of five Business Days, determined that such proposed waiver, authorisation or modification would not, in its opinion, be materially prejudicial to the interests of any of the Master Issuer Swap Providers, then the Note Trustee shall give, as soon as is practicable, written notice to the relevant Master Issuer Swap Providers (as appropriate), setting out the relevant details and requesting its or their written consent thereto.

(d) Each of the relevant Master Issuer Swap Providers shall within ten Business Days of receipt of the notice referred to in paragraph (c) above (the Relevant Period) notify the Note Trustee of:

         (i) its written consent (such consent not to be unreasonably withheld or delayed) to such proposed waiver, authorisation or modification; or

         (ii) subject to paragraph (i), its refusal of such consent and reasons for refusal (such refusal not to be unreasonably made and to be considered in the context of the security position of the relevant Master Issuer Swap Provider under this Deed).

         Any failure by the relevant Master Issuer Swap Providers to notify the Note Trustee as aforesaid within the Relevant Period shall be deemed to be consent by the relevant Master Issuer Swap Providers (as applicable) to such proposed waiver, authorisation or modification.

19.5 Modifications to any Funding Agreement or the Master Definitions and Construction Schedule

(a)      Without prejudice to (i) Clause 19.1, 19.2, 19.3 and 19.4 above; and
         (ii) Clause 25.8 of the Funding Deed of Charge, subject to paragraph
         (b) below, the Note Trustee shall be required to give its consent to any modifications to any Funding Agreement or the Master Definitions and Construction Schedule that are requested by Funding or the Cash Manager, provided that Funding or the Cash Manager, as the case may be, has certified to the Note Trustee in writing that such modifications are required in order to accommodate:

         (i) Master Issuer Notes to be issued and/or Master Issuer Term Advances to be made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement;

         (ii) the entry by Funding into New Intercompany Loan Agreements, the issue of new types of notes by New Issuers or the issue of notes by Funding directly;

         (iii) the addition of other relevant Funding Secured Creditors to the Transaction Documents;

         (iv) the assignment of New Loans or their Related Security to the Mortgages Trustee;

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

         (v)     amendments to the representations and warranties set out in
                 Schedule 1 of the Mortgage Sale Agreement;

         (vi) changes to the Funding Reserve Fund Required Amount, the Funding Liquidity Reserve Required Amount and/or the manner in which the Funding Reserve Fund or the Funding Liquidity Reserve Fund is funded; and/or

         (vii) different Interest Payment Dates and/or Interest Periods for any Master Issuer Notes to be issued by the Master Issuer (including modification of the Interest Payment Dates and/or Interest Periods and/or the basis for the calculation of interest in respect of any outstanding Master Issuer Notes and/or the Funding Interest Payment Dates and/or the Interest Period and/or the basis for the calculation of interest in respect of any outstanding Master Issuer Term Advances under the Master Intercompany Loan Agreement).

(b) The Note Trustee shall only be required to make the modifications set out in paragraph (a) above if the Note Trustee is satisfied that:

         (i) in respect of the matter set out in paragraphs (a)(i) to (v), the conditions precedent to:

                 (A) Master Issuer Notes being issued by the Master Issuer and/or Master Issuer Term Advances being made available to Funding (as set out in Condition 15 and Clause 3 of the Master Intercompany Loan Agreement);

                 (B) New Notes being issued by New Issuers or by Funding directly and/or New Intercompany Loans being made available to Funding;

                 (C) the assignment of New Loans to the Mortgages Trustee (as set out in Clause 4 of the Mortgage Sale Agreement); and/or

                 (D)     amending the representations and warranties set out in
                         Schedule 1 of the Mortgage Sale Agreement,

         have been satisfied; and

         (ii)    in respect of the matters set out in paragraphs (a)(i) to
                 (a)(vii) inclusive, the Note Trustee has received written confirmation from each of the Rating Agencies that the relevant modifications will not result in a reduction, qualification or withdrawal of the current ratings of the Master Issuer Notes.

(c) Each Noteholder hereby acknowledges that the Note Trustee is required to make the modifications set out in paragraph (a) above (subject to paragraph (b)), and each Noteholder further acknowledges that such modifications may adversely affect the manner in which the Mortgages Trustee allocates monies to Funding and/or the amount of monies available to Funding and to the Master Issuer to meet the Funding Secured Liabilities and the Master Issuer Secured Liabilities. Each Noteholder agrees that such modifications shall be binding on it and unless the Note Trustee otherwise agrees, notice thereof shall be given by the Master Issuer Cash Manager to the Noteholders as soon as practicable after the modifications have been made.

19.6     Rating Agencies

         So long as any of the Master Issuer Notes are rated by the Rating Agencies, the Master Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Master Issuer Notes or any of the other Transaction Documents.

19.7     Breach

         Any breach of or failure by the Master Issuer to comply with any such terms and conditions as are referred to in sub-clauses 19.1, 19.2 and
         19.3 shall constitute a default by the Master Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

20.      ENTITLEMENT TO TREAT NOTEHOLDER AS ABSOLUTE OWNER

         The Master Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar may (to the fullest extent permitted by applicable laws) deem and treat the registered holder of any Master Issuer Note or of a particular principal amount of the Master Issuer Notes as the absolute owner of such Master Issuer Note or principal amount, as the case may be, for all purposes (whether or not such Master Issuer Note or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Master Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar shall not be affected by any notice to the contrary. All payments made to any such registered holder of a Definitive Note or Global Master Issuer Note shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Master Issuer Note or principal amount, as the case may be.

21.      CURRENCY INDEMNITY

         The Master Issuer shall indemnify the Note Trustee, every appointee of the Note Trustee and the Noteholders and keep them indemnified against:

         (a) any liability incurred by any of them arising from the non-payment by the Master Issuer of any amount due to the Note Trustee or the Noteholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Master Issuer; and

         (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause 21) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Master Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

         The above indemnity (and the indemnities given by the Master Issuer in sub-clause 15.5 and sub-clause 16(l)) shall constitute obligations of the Master Issuer separate and independent from its obligations under the other provisions of these presents and the Master Issuer Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Master Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause 21). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by

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

         the Noteholders and no proof or evidence of any actual loss shall be required by the Master Issuer or its liquidator or liquidators.

22.      ELIGIBILITY AND DISQUALIFICATION; NEW NOTE TRUSTEE

22.1     Eligibility and Disqualification

         This Deed shall always have a Note Trustee which shall be eligible to act as a note trustee under Sections 310(a)(1) and 310(a)(2) of the Trust Indenture Act. The Note Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Note Trustee and the Master Issuer shall comply with the provisions of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any deed or deeds under which other securities or certificates of interest or participation in other securities of the Master Issuer are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met. If, at any time, the Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 22.1, the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 23.

22.2     New Note Trustee

         (a) Subject to paragraph (b) below, the power to appoint a new trustee of these presents shall be vested in the Master Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Master Issuer to the Principal Paying Agent, the Transfer Agent, the Registrar, the Noteholders and the Rating Agencies.

         (b) Any new trustee must (i) meet the requirements of Section 26(a)(1) of the U.S. Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the Securities Act) of the Master Issuer or of any person involved in the organisation or operation of the Master Issuer; (iii) not offer or provide credit or credit enhancement to the Master Issuer; and (iv) execute an agreement or instrument concerning the Master Issuer Notes containing provisions to the effect set forth in Section 26(a)(3) of the U.S. Investment Company Act of 1940.

22.3     Separate and Co-Trustees

         Notwithstanding the provisions of sub-clause 22.2 above, the Note Trustee may, upon giving prior notice to the Master Issuer (but without requiring the consent of the Master Issuer or the Noteholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

         (a) if the Note Trustee considers such appointment to be in the interests of the Noteholders;

         (b) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

         (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Master Issuer Transaction Documents against the Master Issuer or any other party thereto.

         The Master Issuer irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Note Trustee.

23.      NOTE TRUSTEE'S RETIREMENT AND REMOVAL

         A trustee of this Deed may retire at any time on giving not less than three months' prior written notice to the Master Issuer without giving any reason and without being responsible for any costs incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution of each Class of Noteholders remove any trustee or trustees for the time being of these presents. The Master Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution of each Class of Noteholders it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If a successor trustee being a Trust Corporation has not been appointed within two months after the date of the notice of retirement of the Note Trustee, then the retiring Note Trustee may appoint its own successor trustee being a Trust Corporation.

24.      NOTE TRUSTEE'S POWERS TO BE ADDITIONAL

         The powers conferred upon the Note Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Master Issuer Notes.

25.      NOTICES

25.1 Any notice or demand to the Master Issuer or the Note Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand to:

         (a)     Master Issuer:

                 Holmes Master Issuer PLC
                 c/o Abbey House (AAM 129)
                 201 Grafton Gate East
                 Milton Keynes MK9 1AN

                 For the attention of: Securitisation Team, Retail Credit Risk
                 Facsimile: +44 1908 343 019

         (b)     Note Trustee:

                 The Bank of New York
                 40th Floor
                 One Canada Square
                 London E14 5AL

                 For the attention of: Global Structured Finance - Corporate Trust Facsimile: + 44 (0) 20 7964 6399

         or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served on report of successful transmission.

25.2     Communications by Noteholders with Other Noteholders

         Noteholders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Noteholders with respect to their rights under this Deed or the Master Issuer Notes. The Master Issuer, the Note Trustee, the Principal Paying Agent, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

25.3     Notices to Noteholders

         Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail:

         (a) to all holders of Definitive Notes, as the names and addresses of such Noteholders appear upon the Register; and

         (b) to such other Noteholders as have, within the two years preceding such transmission, filed their names and addresses with the Note Trustee for that purpose.

26.      RIGHTS OF THIRD PARTIES

         A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

27.      CERTIFICATES AND OPINIONS

27.1     Certificate and Opinions as to Conditions Precedent

         Upon any request or application by the Master Issuer to the Note Trustee to take any action under this Deed, the Master Issuer shall furnish to the Note Trustee:

         (a) an Officers' Certificate (which shall include the statements set forth in sub-clause 27.2 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Deed or required by the Note Trustee pursuant to the terms of this Deed relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel (which shall include the statements set forth in sub-clause 27.2 below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Deed or required by the Note Trustee pursuant to the terms of this Deed relating to the proposed action have been complied with.

27.2     Statements Required in Certificate and Opinion

         Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Deed shall include:

         (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

28.      RELEASE OF COLLATERAL

         Except to the extent expressly provided in this Clause 28, the Note Trustee shall release property from the security constituted by the Master Issuer Deed of Charge only upon receipt of a request from the Master Issuer accompanied by an Officers' Certificate, an Opinion of Counsel and certificates of independent parties in accordance with Sections 314(c) and 314(d)(1) of the Trust Indenture Act (Independent Certificates) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

         Prior to the release of any property or securities subject to the lien of the Master Issuer Deed of Charge, the Master Issuer shall, in addition to any obligation imposed in this Clause 28 or elsewhere in this Deed, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Master Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters.

         Whenever the Master Issuer is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the Master Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Master Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Master Issuer, as set forth in the certificates delivered pursuant to this Clause 28, is 10 per cent. or more of the Principal Amount Outstanding of the Master Issuer Notes, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Master Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one per cent. of the Principal Amount Outstanding of the Master Issuer Notes.

         Whenever any property is to be released from the security constituted by the Master Issuer Deed of Charge, the Master Issuer shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Deed in contravention of the provisions hereof.

         Notwithstanding anything to the contrary contained herein, the Master Issuer may (a) make cash payments out of the Master Issuer Accounts relating to the Master Issuer Notes as and to the extent permitted or required by the Transaction Documents and (b) take any other action not inconsistent with the Trust Indenture Act.

29.      GOVERNING LAW

         These presents and the Master Issuer Notes are governed by, and shall be construed in accordance with, English law.

30.      COUNTERPARTS

         This Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

31.      SUBMISSION TO JURISDICTION

         Each party to this Deed hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are inconvenient forum for the maintenance or hearing of such action or proceeding.

32.      TRUST INDENTURE ACT PREVAILS

         If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall prevail.

IN WITNESS WHEREOF this Deed has been executed as a deed by the Master Issuer and the Note Trustee and delivered on the date first stated on page 1.

                                  SCHEDULE 1

                      FORMS OF GLOBAL MASTER ISSUER NOTES

     SERIES [*] CLASS [A]/[B]/[M]/[C]/[D] [RULE 144A/REG S/SEC-REGISTERED]
                           GLOBAL MASTER ISSUER NOTE

                                                                    [ISIN: [*]]
                                                                   [CUSIP: [*]]
                                                             [Common Code: [*]]

[THIS NOTE IS ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]*

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN OR INTO THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

]**

________________________________________

*        To appear only on the Rule 144A Global Master Issuer Notes.
**       To appear only on the Reg S Global Master Issuer Notes

                           HOLMES MASTER ISSUER PLC

   (Incorporated with limited liability in England and Wales with registered number 5953811)

 SERIES [*] CLASS [A]/[B]/[M]/[C]/[D] [RULE 144A/REG S/SEC-REGISTERED] GLOBAL
                              MASTER ISSUER NOTE
                              representing up to

 [*] Series [*] Class [A]/[B]/[M]/[C]/[D] Mortgage-Backed Floating Rate Notes
                                    due [*]

(Initial aggregate principal amount of Series [*] Class [A]/[B]/[M]/[C]/[D] Global Master Issuer Notes: [*])

This Series [*] Class [A]/[B]/[M]/[C]/[D] Global Master Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series [*] Class [A]/[B]/[M]/[C]/[D] Notes of Holmes Master Issuer PLC (the Issuer), designated as specified in the title hereof (the Notes), limited to the aggregate principal amount of up to [*] [U.S. dollars/euro/pounds sterling] ([US$/[EURO]/[POUND]][*]) and constituted by a Master Issuer Trust Deed dated 28 November 2006 as amended and restated on 28 March 2007 and as may be further amended, restated, varied or supplemented from time to time (the Master Issuer Trust Deed) between the Issuer and The Bank of New York, London Branch as trustee (the trustee for the time being thereof being herein called the Note Trustee). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 4 to the Master Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (the Further Amended and Restated Master Definitions and Construction Schedule) and the master issuer master definitions and construction schedule, signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (the Amended and Restated Master Issuer Master Definitions and Construction Schedule) (each as may be amended, restated, varied or supplemented from time to time in accordance with the terms thereof), and the Master Issuer Trust Deed and this Global Master Issuer Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Amended and Restated Master Definitions and Construction Schedule and Clause 2 of the Master Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Master Issuer Note shall be that amount not exceeding [US$/[EURO]/[POUND]][*] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

[Cede & Co. as nominee on behalf of The Depository Trust Company (DTC)]* [The Bank of New York (Depository) Nominees Limited as nominee on behalf of the Common Depositary for both Euroclear and Clearstream, Luxembourg]** is/are the duly registered holder(s) of one of the Series [*] Class [A]/[B]/[M]/[C]/[D] Global Master Issuer Notes. This Global Master Issuer Note is evidence of entitlement only. Title to this Global Master Issuer Note passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Master Issuer Note.

1.       Promise to pay

         Subject as provided in this Global Master Issuer Note, the Issuer promises to pay to the registered holder hereof the principal amount of this Global Master Issuer Note (being at the

________________________

*        To appear only on the U.S. Global Master Issuer Notes.
**       To appear only on the Reg S Global Master Issuer Notes.

         date hereof [*] [U.S. dollars/euro/pounds sterling] ([US$/[EURO]/[POUND][*])) on the Interest Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Master Issuer Trust
         Deed) and to pay interest monthly or quarterly or semi-annually, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Master Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Master Issuer Trust Deed.

2.       Exchange for Definitive Notes

         This Global Master Issuer Note will be exchangeable (free of charge to the holder) for Definitive Notes only if (a) [DTC has notified the Issuer that it is at any time unwilling or unable to continue as holder of this Global Master Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the Exchange Act), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Issuer within 90 days of such notification]*[both Euroclear Bank S.A./N.V. as operator of the Euroclear System (Euroclear) and Clearstream Banking, societe anonyme (Clearstream, Luxembourg) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available]**, or (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes in definitive registered form. Thereupon the holder of this Global Master Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Issuer, and the Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Master Issuer Note for [Rule 144A/Reg S/SEC-Registered] Definitive Notes on or after the Exchange Date (as defined below).

         On or after the Exchange Date, the holder of this Global Master Issuer Note shall surrender this Global Master Issuer Note to or to the order of the Registrar. In exchange for this Global Master Issuer Note the Issuer will deliver, or procure the delivery of, Definitive Notes in registered form in denominations of [US$100,000][[EURO]50,000][[POUND]100,000] each, plus integral multiples of [US$1,000][[EURO]1,000][[POUND]1,000], or in such other denominations as the Note Trustee shall determine (which must be higher than [US$100,000][[EURO]50,000][[POUND]100,000]) and notify to the relevant Noteholders, in exchange for the whole of this Global Master Issuer Note.

         Exchange Date means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

         Upon the exchange or purchase and cancellation of a part of this Global Master Issuer Note in accordance with the Master Issuer Trust Deed, the Conditions and the Master Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or cancelled and endorsed. Upon the exchange of the whole of this Global Master Issuer Note for Definitive Notes, this

         Global Master Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Master Issuer Note requests, returned to it together with the relevant Definitive Notes.

3.       Payments

         Until the entire principal amount of this Global Master Issuer Note has been extinguished, this Global Master Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Master Issuer Trust Deed and the Master Issuer Deed of Charge. Payments of principal and interest in respect of Notes represented by this Global Master Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Master Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Issuer on Part I of the Schedule hereto.

         Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Master Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

         All payments of any amounts payable and paid to the registered holder of this Global Master Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.       [DTC

         References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.]1

         [Euroclear and Clearstream, Luxembourg

         References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.]2

5.       [Tax treatment

         The Issuer will treat this Global Master Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.]3

6.       Authentication

         This Global Master Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

7.       Governing law

         This Global Master Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Issuer has in the Master Issuer Trust Deed submitted to the non-exclusive jurisdiction of the courts of England for all purposes in connection with this Global Master Issuer Note.

__________________________

1 To appear only on the U.S. Global Master Issuer Notes
2 To appear only on the Reg S Global Master Issuer Notes
3 To appear only on the U.S. Global Master Issuer Notes representing U.S. Notes that are specified in the applicable Final Terms as debt for U.S. federal income tax purposes.

8.       Contracts (Rights of Third Parties) Act 1999

         No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Master Issuer Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS whereof the Issuer has caused this Global Master Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES MASTER ISSUER PLC

By: ...........................
(Duly authorised)

Issued in London, England on 28 March 2007.

Certificate of authentication

This Global Master Issuer Note is duly authenticated without recourse, warranty or liability.

...............................

Duly authorised
for and on behalf of
THE BANK OF NEW YORK, LONDON BRANCH
as Principal Paying Agent

                                   SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

   The following payments on this Global Master Issuer Note have been made:

                                                  Remaining
                                               principal amount
                                                of this Global
                                                Master Issuer     Notation made
                                                Note following    on behalf of
Date Made       Interest Paid   Principal Paid   such payment      the Master
                                                                    Issuer

                  [Specified      [Specified     [Specified
                  Currency]       Currency]      Currency]

______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________

                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Notes and purchases and cancellations of a part of this Global Master Issuer Note have been made:

                                                    AGGREGATE
                                                 PRINCIPAL AMOUNT
             PART OF PRINCIPAL  PART OF PRINCIPAL FOLLOWING SUCH
                  AMOUNT             AMOUNT        EXCHANGE OR   NOTATION MADE
              EXCHANGED FO      PURCHASED AND   PURCHASE AND   ON BEHALF OF THE
DATE MADE    DEFINITIVE NOTES      CANCELLED      CANCELLATION  MASTER ISSUER

                  [SPECIFIED     [SPECIFIED      [SPECIFIED
                  CURRENCY]      CURRENCY]       CURRENCY]

______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________
______________  ______________  ______________  ______________  ______________

                                  SCHEDULE 2

                           FORM OF DEFINITIVE NOTES

      SERIES [*] CLASS [A]/[B]/[M]/[C]/[D] DEFINITIVE MASTER ISSUER NOTE

-------------------------------------------------------------------------------
      [PRINCIPAL AMOUNT     [ISIN: ]            [SERIES]     [SERIAL NO.]
      PER NOTE]
-------------------------------------------------------------------------------

[THIS NOTE IS ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]*

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN OR INTO THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

THIS NOTE (OR ANY INTEREST HEREIN) MAY NOT BE OFFERED, SOLD, TRANSFERRED OR DELIVERED AS PART OF ITS INITIAL DISTRIBUTION OR AT ANY TIME

-----------
*  To appear only on the Rule 144A Definitive Notes.

THEREAFTER, DIRECTLY OR INDIRECTLY, TO INDIVIDUALS OR LEGAL ENTITIES WHO ARE ESTABLISHED, DOMICILED OR HAVE THEIR RESIDENCE IN THE NETHERLANDS]**

                            HOMES MASTER ISSUER PLC

        (Incorporated with limited liability in England and Wales with registered number 5953811)

          [US$][EURO][POUND] [*] Series [*] Class [A]/[B]/[M]/[C]/[D]
                   Mortgage - Backed Floating Rate Notes due
                                      [*]
               (the Series [*] Class [A]/[B]/[M]/[C]/[D] Notes)

This Series [*] Class [A]/[B]/[M]/[C]/[D] Note forms one of a series of notes constituted by a trust deed (the Master Issuer Trust Deed) dated 28 March 2007 made between Holmes Master Issuer PLC (the Issuer) and The Bank of New York, London Branch as trustee for the holders of the Series [*] Class [A]/[B]/[M]/[C]/[D] Notes (the Note Trustee) and issued as registered Series [*] Class [A]/[B]/[M]/[C]/[D] Notes in denominations of [US$100,000][[EURO]50,000][[POUND]100,000] each, plus integral multiples of [US$1,000][[EURO]1,000][[POUND]1,000], or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series [*] Class [A]/[B]/[M]/[C]/[D] Notes.

THIS IS TO CERTIFY that [*]

is/are the registered holder(s) of one of the above-mentioned registered Series [*] Class [A]/[B]/[M]/[C]/[D] Notes, such Series [*] Class [A]/[B]/[M]/[C]/[D] Notes being in the denomination of [U.S. dollars/euro/pounds sterling] and is/are entitled on the Interest Payment Date falling in [*] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series [*] Class [A]/[B]/[M]/[C]/[D] Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

                            [US$][EURO][POUND] [*]

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Master Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as determined in accordance with Condition 5.3) endorsed hereon of this Series [*] Class [A]/[B]/[M]/[C]/[D] Note at rates determined in accordance with the Conditions payable monthly or quarterly or semi-annually, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Master Issuer Trust Deed.

IN WITNESS whereof this registered Series [*] Class [A]/[B]/[M]/[C]/[D] Note has been executed on behalf of the Issuer.

HOLMES MASTER ISSUER PLC

By:  ___________________
     Director

By:  ___________________
     Director

Dated

-----------
**  To appear only on the Reg S Definitive Notes

Certificate of authentication

This Series [*] Class [A]/[B]/[M]/[C]/[D] Note is duly authenticated without recourse, warranty or liability.

________________________
Duly authorised
for and on behalf of
THE BANK OF NEW YORK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS

                      [In the form set out in Schedule 4]

               FORM OF TRANSFER OF DEFINITIVE MASTER ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

[US$][EURO][POUND] _________ principal amount of this Series [*] Class [A]/[B]/[M]/[C]/[D] Note and all rights hereunder, hereby irrevocably constituting and appointing __________ as attorney to transfer such principal amount of this Series [*] Class [A]/[B]/[M]/[C]/[D] Note in the register maintained by or on behalf of HOLMES MASTER ISSUER PLC with full power of substitution.

Signature(s) ________________

Date: _______________________

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Master Issuer Trust Deed and the Master Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series [*] Class [A]/[B]/[M]/[C]/[D] Note in every particular, without alteration or enlargement or any change whatever.

                                  SCHEDULE 3

                                    PART 1

                         FORM OF TRANSFER CERTIFICATES

       RULE 144A GLOBAL MASTER ISSUER NOTE TO REG S GLOBAL MASTER ISSUER
                                     NOTE

Attention:

Re:    HOLMES MASTER ISSUER PLC

Reference is hereby made to the Amended and Restated Master Issuer Trust Deed dated 28 March 2007 (the Master Issuer Deed) between Holmes Master Issuer Plc (the Issuer) and The Bank of New York, London Branch as Note Trustee. Capitalised terms used but not defined herein shall have the meanings given to them in the Master Issuer Trust Deed, the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

This certificate relates to US$[*] aggregate principal amount of [*] Notes which are evidenced by the Rule 144A Global [*] Note (CUSIP No. [*]) and held by you on behalf of the undersigned (the Transferor). The Transferor has requested a transfer of such beneficial interest in the [*] Notes to a person who will take delivery thereof in the form of an equal aggregate principal amount of [*] Notes evidenced by the Reg S Global [*] Note (ISIN [*]), which amount, immediately after such transfer, is to be held with the Common Depositary through Euroclear or Clearstream, Luxembourg, or both.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S (Reg S) under the United States Securities Act of 1933, as amended (the Securities Act), and accordingly the Transferor does hereby further certify that:

(1) the offer of the [*] Notes was not made to a person in the United States or to or for the account or benefit of a U.S. person (as defined in Reg S under the Securities Act);

(2)      either:

         (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States; or

         (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or 904(b) of Reg S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for the benefit of the Issuer and the Managers. Terms used in this certificate and not otherwise defined in the Master Issuer Trust Deed, the Master Definitions and

Construction Schedule or the Master Issuer Master Definitions and Construction Schedule referred to in it have the meanings set forth in Regulation S under the Securities Act.

Dated:  [Insert Name of Transferor]

By:  _________________________

Name:

Title:

(If the transferor is a corporation, partnership or fiduciary, the title of the person signing on behalf of such transferor must be stated.)

                                    PART 2

       REG S GLOBAL MASTER ISSUER NOTE TO RULE 144A GLOBAL MASTER ISSUER
                                     NOTE

Attention:

Re:    HOLMES MASTER ISSUER PLC

Reference is hereby made to the Amended and Restated Master Issuer Trust Deed dated 28 November 2006 (the Master Issuer Trust Deed) between Holmes Master Issuer plc (the Issuer) and The Bank of New York, London Branch as Note Trustee. Capitalised terms used but not defined herein shall have the meanings given to them in the Master Issuer Trust Deed, the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

This letter relates to US$ [*] aggregate principal amount of [*] Notes which are evidenced by the Reg S Global [*] Note (ISIN No. [*]) and held by you through Euroclear or Clearstream, Luxembourg or both who in turn is holding an interest therein on behalf of the undersigned (the Transferor). The Transferor has requested a transfer of such beneficial interest in the [*] Notes to a person who, during the Distribution Compliance Period, will take delivery thereof in the form of an equal aggregate principal amount of [*] Notes evidenced by the Rule 144A Global [*] Note (CUSIP No. [*]).

In connection with such request and in respect of such [*] Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the [*] Notes are being transferred to a person that the Transferor reasonably believes is purchasing the [*] Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

This certificate and the statements contained herein are made for the benefit of the Issuer and the Managers.

Dated:

[Insert Name of Transferor]

By:  ___________________

Name:

Title:

(If the transferor is a corporation, partnership or fiduciary, the title of the person signing on behalf of such transferor must be stated.)

                                  SCHEDULE 4

                TERMS AND CONDITIONS OF THE MASTER ISSUER NOTES

                      As set forth in the Base Prospectus

                                  SCHEDULE 5

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.       (a)     As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

                 (i) voting certificate shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

                         (A) that on the date thereof Master Issuer Notes (represented by a Global Master Issuer Note and not being Master Issuer Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Master Issuer Notes will cease to be so held until the first to occur of:

                               I. the conclusion of the meeting specified in such certificate or, if applicable, of any adjourned such meeting; and

                               II. the surrender of the certificate to the Paying Agent who issued the same; and

                         (B) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Master Issuer Notes represented by such certificate;

                 (ii) block voting instruction shall mean an English language document issued by a Paying Agent and dated in which:

                         (A) it is certified that Master Issuer Notes (represented by a Global Master Issuer Note and not being Master Issuer Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Master Issuer Notes will cease to be so held until the first to occur of:

                               I. the conclusion of the meeting specified in such document or, if applicable, of any adjourned such meeting; and

                               II. the surrender to that Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such Master Issuer Note which is to be released or (as the case may require)the Master Issuer Note or Master Issuer Notes ceasing with the agreement of that Paying Agent to be held to its order or under its control and the giving of notice by that Paying Agent to the Master Issuer in accordance with paragraph 17 hereof of the necessary amendment to the block voting instruction;

                         (B) it is certified that each holder of such Master Issuer Notes has instructed such Paying Agent that the vote(s) attributable to the Master Issuer Note or Master Issuer Notes so held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                         (C) the aggregate principal amount of the Master Issuer Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                         (D) one or more persons named in such document (each hereinafter called a proxy) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Master Issuer Notes so listed in accordance with the instructions referred to in (C) above as set out in such document;

                 (iii) 24 hours shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid;

                 (iv) 48 hours shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid; and

                 (v)     Notes and Noteholders shall mean:

                         (A) in connection with a single meeting of Class A Noteholders, Class A Master Issuer Notes and Class A Noteholders, respectively;

                         (B) in connection with a single meeting of Class B Noteholders, Class B Master Issuer Notes and Class B Noteholders, respectively;

                         (C) in connection with a single meeting of Class M Noteholders, Class M Master Issuer Notes and Class M Noteholders, respectively;

                         (D) in connection with a single meeting of Class C Noteholders, Class C Master Issuer Notes and Class C Noteholders, respectively; and

                         (E) in connection with a single meeting of Class D Noteholders, Class D Master Issuer Notes and Class D Noteholders, respectively.

         (b) A holder of a Note represented by a Global Master Issuer Note may obtain a voting certificate in respect of such Master Issuer Note from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Master Issuer Note or by such Master Issuer Note (to the satisfaction of such Paying Agent) being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in subparagraph 1(a)(i)(A) or 1(a)(ii)(A) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in subparagraph 1(a)(ii)(B) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Master Issuer Notes to which such voting certificate or block voting instruction relates and the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Master Issuer Notes.

         (c)     (i)     A holder of Definitive Notes may, by an instrument in
                         writing in the English language (a form of proxy) signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a proxy) to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

                 (ii) Any holder of Definitive Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a representative) in connection with any meeting of the Noteholders and any adjourned such meeting.

                 (iii) Any proxy appointed pursuant to subparagraph (i) above or representative appointed pursuant to subparagraph
                         (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Definitive Notes to which such appointment relates and the holder of the Definitive Notes shall be deemed for such purposes not to be the holder.

         (d) For so long as any Note is represented by a Global Master Issuer Note registered in the name of DTC or its nominee, DTC may mail an Omnibus Proxy to the Master Issuer in accordance with and in the form used by DTC as part of its usual procedures from time to time in relation to meetings of Noteholders. Such Omnibus Proxy shall assign the voting rights in respect of the relevant meeting to DTC's direct participants as of the record date specified therein. Any such assignee participant may, by an instrument in writing in the English language signed by such assignee participant, or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of any Paying Agent before the time fixed for the relevant meeting, appoint any person (a "sub-proxy") to act on his or its behalf in connection with any meeting of Noteholders and any adjourned such meeting. All references to "proxy" or "proxies" in this Schedule other than in this sub-paragraph (d) shall be read so as to include references to "sub-proxy" or "sub-proxies".

         (e) References in this Schedule to "Class" shall, where applicable, be read as "Sub-Class" in respect of any meetings of Sub-Classes of Master Issuer Notes.

2. The Master Issuer or the Note Trustee may at any time and the Note Trustee shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Master Issuer Notes of any Class for the time being outstanding convene a meeting of the holders and if the Master Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Note Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the relevant Noteholders prior to any meeting of such Noteholders. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (a) Notes represented by a Global Master Issuer Note may, not less than 48 hours before the time fixed for the meeting, be held to the order or under the control of any Paying Agent (to its satisfaction) for the purpose of obtaining voting certificates or appointing proxies and (b) the holders of Definitive Notes of the relevant class may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and to the Master Issuer (unless the meeting is convened by the Master Issuer).

4. A person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Master Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Notes of the relevant Series and Class (or Sub-Class) or of any one or more Series of the same Class for the time being outstanding or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 50 per cent. of the Principal Amount Outstanding of the Master Issuer Notes of the relevant Series and Class (or Sub-Class) or of any one or more Series of the same Class for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution (including, for the avoidance of doubt, a Programme Resolution)) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution (including, for the avoidance of doubt, a Programme Resolution) shall (subject as provided below) be one or more persons present holding or representing Notes of the relevant Series and Class (or Sub-Class) or of any one or more Series of the same Class or voting certificates or being proxies or representatives and holding

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         or representing in the aggregate not less than 50 per cent. in
         Principal Amount Outstanding of the Master Issuer Notes of the relevant Series and Class (or Sub-Class) or of any one or more Series of the same Class then outstanding (or, at any adjourned meeting, not less one or more persons being or representing Noteholders whatever the Principal Amount Outstanding of the Master Issuer Notes of the relevant Series and Class (or Sub-Class) or of any one or more Series of the same Class) PROVIDED THAT at any meeting the business of which includes the passing of an Extraordinary Resolution to sanction any of the following matters (each a Basic Terms Modification) namely:

         (a) reduction or cancellation of the amount payable or, where applicable, modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal or interest in respect of the Master Issuer Notes of the relevant Series and Class (or Sub-Class);

         (b) alteration of the currency in which payments under such Notes are to be made;

         (c) alteration of the quorum or majority required to pass an Extraordinary Resolution in respect of any such Basic Terms Modification; and

         (d) alteration of this proviso or the proviso to paragraph 6 below,

         the quorum for passing the requisite Extraordinary Resolution shall be one or more persons present holding Notes of the relevant Series and Class (or Sub-Class) or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 75 per cent. (or, at any adjourned meeting, not less than 25 per cent.) of the Principal Amount Outstanding of the Master Issuer Notes of the relevant Series and Class (or Sub-Class) for the time being outstanding.

         Notwithstanding the provisions set out above, any Extraordinary Resolution of the Noteholders of any Class of Notes of any Series to direct the Note Trustee to give a Note Enforcement Notice pursuant to Condition 9 (Events of Default) of the Terms and Conditions of the Master Issuer Notes or to take any enforcement action or instruct the Master Issuer Security Trustee to enforce the Master Issuer Security pursuant to Condition 10 (Enforcement of Master Issuer Notes) of the Terms and Conditions of the Master Issuer Notes, shall only be capable of being passed as a Programme Resolution. The quorum at any such meeting for passing a Programme Resolution shall be one or more persons present holding or representing Notes of the relevant Class and holding or representing in the aggregate not less than 50 per cent. in Principal Amount Outstanding of the Master Issuer Notes of the relevant Class then outstanding (or, at any adjourned meeting, one or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Master Issuer Notes of such Class so held or represented).

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Note Trustee). If

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         within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Note Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Note Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives (whatever the principal amount of the Master Issuer Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Master Issuer Notes of the relevant Series and Class/es (or Sub-Classes) for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Master Issuer, the Note Trustee or any person present holding a Definitive Note or a voting certificate or being a proxy or representative (whatever the principal amount of the Master Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

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13.      The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of the Master Issuer Trust Deed and any director or officer of the Master Issuer and its lawyers and any other person authorised so to do by the Note Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the definition of Principal Amount Outstanding, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Clause 10 of the Master Issuer Trust Deed unless he either produces Master Issuer Note(s) or a voting certificate or is a proxy or a representative or is the holder of a Definitive Note or Definitive Notes. No person shall be entitled to vote at any meeting in respect of Notes held by, for the benefit of, or on behalf of, the Master Issuer. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Master Issuer.

14.      Subject as provided in paragraph 13 above, at any meeting:

         (a) on a show of hands every person who is present in person and produces a voting certificate or is a holder of Notes or is a proxy or representative shall have one vote; and

         (b) on a poll every person who is so present shall have one vote in respect of each [POUND]1 (or such other amount as the Note Trustee may in its absolute discretion stipulate) in respect of Sterling Master Issuer Notes, US$1 (or such other amount as the Note Trustee may in its absolute discretion stipulate) in respect of Dollar Master Issuer Notes, EUR1 (or such other amount as the Note Trustee may in its absolute discretion stipulate) in respect of Euro Master Issuer Notes or such amount as the Note Trustee may in its absolute discretion stipulate in respect of Master Issuer Notes denominated in any other Specified Currency in Principal Amount Outstanding of the Master Issuer Notes represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

         Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Noteholders.

16. Each block voting instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting

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         instruction or form of proxy or of any of the Noteholders'
         instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Definitive Note from the holder thereof by the Master Issuer at its registered office (or such other place as may have been required or approved by the Note Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. Subject always to the provisions of Clause 19 of the Master Issuer Trust Deed, a meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

         (a) power to sanction any compromise or arrangement proposed to be made between the Master Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

         (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Master Issuer against any other or others of them or against any other party to any of the Transaction Documents or against any of their property whether such rights shall arise under the Master Issuer Trust Deed, any other Transaction Document or otherwise;

         (c) power to assent to any modification of the provisions of the Conditions, the Master Issuer Trust Deed or any other Transaction Document which shall be proposed by the Master Issuer, the Note Trustee, any Noteholder or any other person;

         (d) power to give any authority or sanction which under the provisions of the Conditions or the Master Issuer Trust Deed is required to be given by Extraordinary Resolution;

         (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

         (f) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Master Issuer Trust Deed;

         (g) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Master Issuer Trust Deed;

         (h) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

         (i) power to sanction any scheme or proposal for the exchange or sale of the Master Issuer Notes for or the conversion of the Master Issuer Notes into or the cancellation of the Master Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Master Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures,

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

                 debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Definitive Notes held by them in favour of the persons with or to whom the Master Issuer Notes are to be exchanged or sold respectively,

         PROVIDED THAT:

         (i) no Extraordinary Resolution of the Class A Noteholders or the Class B Noteholders or the Class M Noteholders or the Class C Noteholders or the Class D Noteholders (in each case of any one or more Series) to sanction a modification of the Conditions, the Master Issuer Trust Deed or any of the other Transaction Documents or a waiver or authorisation of any breach or proposed breach of any of the provisions of the Conditions, the Master Issuer Trust Deed or any of the other Transaction Documents shall be effective for any purpose unless either:

                 (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of (in the case of an Extraordinary Resolution of the Class A Noteholders) the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, in each case of each Series, or (in the case of an Extraordinary Resolution of the Class B Noteholders) the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, in each case of each Series, or (in the case of an Extraordinary Resolution of the Class M Noteholders) the Class C Noteholders and the Class D Noteholders of each Series or (in the case of an Extraordinary Resolution of the Class C Noteholders) the Class D Noteholders of each Series; or

                 (B) it shall have been sanctioned by an Extraordinary Resolution of (in the case of an Extraordinary Resolution of the Class A Noteholders) the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, in each case of each Series, or (in the case of an Extraordinary Resolution of the Class B Noteholders) the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, in each case of each Series, or (in the case of an Extraordinary Resolution of the Class M Noteholders) the Class C Noteholders and the Class D Noteholders of each Series or (in the case of an Extraordinary Resolution of the Class C Noteholders) the Class D Noteholders of each Series;

         (ii) no Extraordinary Resolution of the Class B Noteholders of any Series shall be effective for any purpose while any Class A Master Issuer Notes (of that Series or any other Series) remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders of each Series or (B) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders of each Series;

         (iii) no Extraordinary Resolution of the Class M Noteholders of any Series shall be effective for any purpose while any Class A Master Issuer Notes or Class B Master Issuer Notes (in each case, of that Series or of any other Series) remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders (as the case may be), in each case of each Series, or (B) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders and/or the Class B Noteholders (as the case may be) of each Series;

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         (iv)    no Extraordinary Resolution of the Class C Noteholders of any
                 Series shall be effective for any purpose while any Class A Master Issuer Notes, Class B Master Issuer Notes or Class M Master Issuer Notes (in each case, of that Series or of any other Series) remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders and/or the Class M Noteholders (as the case may be), in each case of each Series, or (B) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders and/or the Class B Noteholders and/or the Class M Noteholders (as the case may be) of each Series; and

         (v) no Extraordinary Resolution of the Class D Noteholders of any Series shall be effective for any purpose while any Class A Master Issuer Notes, Class B Master Issuer Notes, Class M Master Issuer Notes or Class C Master Issuer Notes (in each case, of that Series or of any other Series) remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders and/or the Class M Noteholders and/or the Class C Noteholders (as the case may be), in each case of each Series, or (B) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders and/or the Class B Noteholders and/or the Class M Noteholders and/or the Class C Noteholders (as the case may be) of each Series.

19. Subject to the provisos to paragraph 18 above, any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the Master Issuer Trust Deed shall be binding upon the Noteholders of all Classes whether present or not present at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be given by the Master Issuer to the Noteholders in accordance with Condition 14 within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20.      Subject to paragraph 5 above:

         (a) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one Sub-Class or Series (as the case may be) only of Class A Master Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of that Class of the Class A Master Issuer Notes.

         (b) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes, but does not give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes.

         (c) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes, and gives or may give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes, it shall be duly passed at

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                 separate meetings of the holders of each of such two or more
                 Sub-Classes or Series (as the case may be) of Class A Master Issuer Notes.

21.      Subject to paragraph 5 above:

         (a) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one Sub-Class or Series (as the case may be) only of Class B Master Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of that Class of the Class B Master Issuer Notes.

         (b) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes, but does not give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes.

         (c) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes, and gives or may give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more Sub-Classes or Series (as the case may be) of Class B Master Issuer Notes.

22.      Subject to paragraph 5 above:

         (a) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one Sub-Class or Series (as the case may be) only of Class M Master Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of that Class of the Class M Master Issuer Notes.

         (b) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class M Master Issuer Notes, but does not give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class M Master Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class M Master Issuer Notes.

         (c) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class M Notes, and gives or may give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of the Class M Master Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class M Master Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more Sub-Classes or Series (as the case may be) of Class M Master Issuer Notes.

23.      Subject to paragraph 5 above:

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         (a)     A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one Sub-Class or Series (as the case may be) only of Class C Master Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of that Class of Class C Master Issuer Notes.

         (b) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes, but does not give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes.

         (c) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes, and gives or may give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more Sub-Classes or Series (as the case may be) of Class C Master Issuer Notes.

24.      Subject to paragraph 5 above:

         (a) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one Sub-Class or Series (as the case may be) only of Class D Master Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of that Class of Class D Master Issuer Notes.

         (b) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class D Master Issuer Notes, but does not give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class D Master Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be) of Class D Master Issuer Notes.

         (c) A resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more Sub-Classes or Series (as the case may be) of Class D Master Issuer Notes, and gives or may give rise to a conflict of interest between the holders of such two or more Sub-Classes or Series (as the case may be) of Class D Master Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more Sub-Classes or Series (as the case may be)of Class D Master Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more Sub-Classes or Series (as the case may be) of Class D Master Issuer Notes.

25. In the case of a single meeting of the holders of Master Issuer Notes of two or more Classes which are not all denominated in the same currency, the Principal Amount Outstanding of any Note denominated in a Specified Currency other than Sterling shall be converted into Sterling at the relevant Master Issuer Swap Rate.

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

26.      (a)     The expression Extraordinary Resolution when used in the
                 Master Issuer Trust Deed means (i) a resolution passed at a meeting of the Noteholders of a relevant Class or Classes of Master Issuer Notes duly convened and held in accordance with the provisions of this Schedule 4 by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (ii) a resolution in writing signed by or on behalf of all the Noteholders of a relevant class or classes of Master Issuer Notes, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders of a relevant Class or Classes of Master Issuer Notes.

         (b) The expression Programme Resolution when used in the Master Issuer Trust Deed means any Extraordinary Resolution passed at a single meeting of the Noteholders of the Master Issuer Notes of all Series of the relevant Class.

27. Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and entered in books to be from time to time provided for that purpose by the Master Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and, until the contrary is proved, every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

28. Subject to all other provisions of the Master Issuer Trust Deed, the Note Trustee may without the consent of the Master Issuer or the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit.

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

                                  SIGNATORIES

The Master Issuer

EXECUTED and DELIVERED as a DEED by        )
HOLMES MASTER ISSUER PLC                   )
acting by two directors/a                  )
director and the secretary                 )

Director                                         /s/ RUTH SAMSON

Director                                         /s/ MARTIN MCDERMOTT

The Note Trustee

EXECUTED and DELIVERED as a DEED by        )     /s/ HELEN KIM
THE BANK OF NEW YORK,                      )
LONDON BRANCH                              )
acting by                                  )
                                           )
                                                 Authorised Signatory:

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

                                  APPENDIX 1

         SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF
                                  COMPLIANCE


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NOTE     PAYING
                                        SERVICING CRITERIA                                                        TRUSTEE   AGENT
-----------------------------------------------------------------------------------------------------------------------------------
   REFERENCE                                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                               GENERAL SERVICING CONSIDERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other triggers and
                   events of default in accordance with the transaction agreements.                                  X        X
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and
                   procedures are instituted to monitor the third party's performance and compliance with            X        X
                   such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the
                   mortgage loans are maintained.                                                                    X        X
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party participating
                   in the servicing function throughout the reporting period in the amount of coverage               X        X
                   required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                             CASH COLLECTION AND ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                              INVESTOR REMITTANCES AND REPORTING
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms
                   set forth in the transaction agreements; (B) provide information calculated in accordance         X        X
                   with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NOTE     PAYING
                                        SERVICING CRITERIA                                                        TRUSTEE   AGENT
-----------------------------------------------------------------------------------------------------------------------------------
   REFERENCE                                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with timeframes,
                   distribution priority and other terms set forth in the transaction agreements.                             X
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the Servicer's
                   investor records, or such other number of days specified in the transaction agreements.                    X
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled checks, or
                   other form of payment, or custodial bank statements.                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
                                               POOL ASSET ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the transaction agreements
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
                   in accordance with the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NOTE     PAYING
                                        SERVICING CRITERIA                                                        TRUSTEE   AGENT
-----------------------------------------------------------------------------------------------------------------------------------
   REFERENCE                                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------